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                                                                EXHIBIT 10.19

                              AMENDMENT NO.2 TO THE
                       1999 CONTRACT FOR SERVICES BETWEEN
                     THE TEXAS DEPARTMENT OF HEALTH AND HMO

This Amendment No. 2 is entered into between the Texas Department of Health
(TDH) and AMERICAID Texas, Inc., dba Americaid Community Care (HMO), to amend the Contract for Services between the Texas Department of Health and HMO in the Tarrant Service Area, dated September 1, 1999. The effective date of this Amendment is the date TDH Signs this Amendment. All other contract provisions remain in full force and effect.

1. Article II is amended by adding the BOLD AND ITALICIZED language

DEFINITIONS

CALL COVERAGE MEANS ARRANGEMENTS MADE BY A FACILITY OR AN ATTENDING PHYSICIAN WITH AN APPROPRIATE LEVEL OF HEALTH CARE PROVIDER WHO AGREES TO BE AVAILABLE ON AN AS-NEEDED BASIS TO PROVIDE MEDICALLY APPROPRIATE SERVICES FOR ROUTINE/HIGH RISK/OR EMERGENCY MEDICAL CONDITIONS OR EMERGENCY BEHAVIORAL HEALTH CONDITION THAT PRESENT WITHOUT BEING SCHEDULED AT THE FACILITY OR WHEN THE ATTENDING PHYSICIAN IS UNAVAILABLE.

ENROLLMENT REPORT/ENROLLMENT FILE MEANS THE DAILY OR MONTHLY LIST OF MEDICAID RECIPIENTS WHO ARE ENROLLED WITH AN HMO AS MEMBERS ON THE DAY OR FOR THE MONTH THE REPORT IS ISSUED.

2. Article VI is amended by adding the BOLD AND ITALICIZED language and deleting the stricken language.

6.9      PERINATAL SERVICES

6.9.2 HMO MUST have a perinatal health care system in place that, at a minimum, provides the following services:

6.9.3    HMO MUST HAVE A PROCESS TO EXPEDITE SCHEDULING A PRENATAL
         APPOINTMENT FOR AN OBSTETRICAL EXAM FOR A TP40 MEMBER NO LATER THAN TWO WEEKS AFTER RECEIVING THE DAILY ENROLLMENT FILE VERIFYING ENROLLMENT OF THE MEMBER INTO THE HMO.

6.9.4 HMO must have procedures in place to CONTACT AND ASSIST A PREGNANT/DELIVERING MEMBER IN SELECTING A PCP FOR HER BABY EITHER BEFORE THE BIRTH OR AS SOON AS THE

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          BABY IS BORN.

6.9.4 5 HMO must provide inpatient care and PROFESSIONAL SERVICES RELATED TO LABOR AND DELIVERY for its pregnant/delivering Members and NEONATAL CARE FOR ITS newborn Members (SEE ARTICLE 14.3.1) AT THE TIME OF DELIVERY AND FOR UP TO 48 HOURS FOLLOWING AN UNCOMPLICATED VAGINAL DELIVERY AND 96 HOURS FOLLOWING AN UNCOMPLICATED CAESARIAN DELIVERY.

6.9.5.1 HMO MUST REIMBURSE IN-NETWORK PROVIDERS, OUT-OF-NETWORK PROVIDERS, AND SPECIALTY PHYSICIANS WHO ARE PROVIDING CALL COVERAGE, ROUTINE, AND/OR SPECIALTY CONSULTATION SERVICES FOR THE PERIOD OF TIME COVERED IN
          ARTICLE 6.9.5.

6.9.5.1.1 HMO MUST ADJUDICATE PROVIDER CLAIMS FOR SERVICES PROVIDED TO A NEWBORN MEMBER IN ACCORDANCE WITH TDH'S CLAIMS PROCESSING REQUIREMENTS USING THE PROXY ID NUMBER OR STATE-ISSUED MEDICAID ID NUMBER (SEE ARTICLE 4.10). HMO CANNOT DENY CLAIMS BASED ON PROVIDER NON-USE OF STATE-ISSUED MEDICAID ID NUMBER FOR A NEWBORN MEMBER. HMO MUST ACCEPT PROVIDER CLAIMS FOR NEWBORN SERVICES BASED ON MOTHER'S NAME AND/OR MEDICAID ID NUMBER WITH ACCOMMODATIONS FOR MULTIPLE BIRTHS, AS SPECIFIED BY THE HMO.

6.9.5.2 HMO CANNOT REQUIRE PRIOR AUTHORIZATION OR PCP ASSIGNMENT TO ADJUDICATE NEWBORN CLAIMS FOR THE PERIOD OF TIME COVERED BY 6.9.5

6.9.6 HMO MAY REQUIRE PRIOR AUTHORIZATION REQUESTS FOR HOSPITAL OR PROFESSIONAL SERVICES PROVIDED BEYOND THE TIME LIMITS IN ARTICLE
          6.9.5. HMO MUST RESPOND TO THESE PRIOR AUTHORIZATION WITHIN THE REQUIREMENTS OF 28 TAC SECTION 19.1710-19.1712

         AND ARTICLE 21.58A OF THE TEXAS INSURANCE CODE.

6.9.6.1 HMO MUST NOTIFY PROVIDERS INVOLVED IN THE CARE OF PREGNANT/DELIVERING WOMEN AND NEWBORNS (INCLUDING OUT-OF-NETWORK PROVIDERS AND HOSPITALS) REGARDING THE HMO'S PRIOR AUTHORIZATION REQUIREMENTS.

6.9.6.2 HMO CANNOT REQUIRE A PRIOR AUTHORIZATION FOR SERVICES PROVIDED TO A PREGNANT/DELIVERING MEMBER OR NEWBORN MEMBER FOR A MEDICAL CONDITION WHICH REQUIRES EMERGENCY SERVICES, REGARDLESS OF WHEN THE EMERGENCY CONDITION ARISES (SEE ARTICLE 6.5.6).

3. Article VIII is amended by adding the BOLD AND ITALICIZED language and deleting the stricken language.

8.4.2 HMO must issue a Member Identification Card (ID) to the Member within five (5) days FROM THE DATE THE HMO RECEIVES the MONTHLY Enrollment File from the Enrollment Broker. If the 5th day falls on a weekend or state holiday, the ID Card must be issued by the following working day. The ID Card must include, at a minimum, the following: Member's name; Member's Medicaid number; either the issue date of the card or effective date of the PCP assignment; PCP's name, address, and telephone number; name of HMO; name of IPA to which the Member's PCP belongs, if applicable; the 24-hour, seven (7) day a week toll-free telephone number operated by HMO; the toll-free number for behavioral health care services; and directions for what to do in an emergency. The ID Card must be reissued if the Member reports a lost card, there is a Member name change, if Member requests a new PCP, or for any other reason which results in a change to the information disclosed on the ID Card.

4. Article XII is amended by adding the BOLD AND ITALICIZED language and deleting the stricken language.

12.2     STATISTICAL REPORTS

12.2.4 HMO CANNOT SUBMIT NEWBORN ENCOUNTERS TO TDH UNTIL THE STATE-ISSUED MEDICAID ID NUMBER IS RECEIVED FOR A NEWBORN. HMO MUST MATCH THE PROXY ID NUMBER ISSUED BY THE HMO WITH THE STATE-ISSUED MEDICAID ID NUMBER PRIOR TO SUBMISSION OF ENCOUNTERS TO TDH AND SUBMIT THE ENCOUNTER IN ACCORDANCE TO THE HMO ENCOUNTER DATA SUBMISSION MANUAL. THE ENCOUNTER MUST INCLUDE THE STATE-ISSUED MEDICAID ID NUMBER. EXCEPTIONS TO THE 45-DAY DEADLINE WILL BE GRANTED IN CASES IN WHICH THE MEDICAID ID NUMBER IS NOT AVAILABLE FOR A NEWBORN MEMBER.

12.2.5 HMO must require providers to submit claims and encounter data to HMO no later than 95 days after the date services are provided.
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12.2.6   HMO must use the procedure codes, diagnosis codes and other codes contained in the most recent edition of the Texas Medicaid Provider Procedures Manual and as otherwise provided by TDH. Exceptions or additional codes must be submitted for approval before HMO uses the codes.

12.2.7 HMO must use its TDH-specified identification numbers on all encounter data submissions. Please refer to the TDH Encounter Data Submission Manual for further specifications.

12.2.8 HMO must validate all encounter data using the encounter data validation methodology prescribed by TDH prior to submission of encounter data to TDH.

12.2.9 All Claims Summary Report. HMO must submit the "All Claims Summary Report" identified in the Texas Managed Care Claims Manual as a contract year-to-date report. The report must be submitted quarterly by the last day of the month following the reporting period. The reports must be submitted to TDH in a format specified by TDH.

12.2.10 Medicaid Disproportionate Share Hospital (DSH) Reports. HMO must file preliminary and final Medicaid Disproportionate Share Hospital (DSH) reports, required by TDH to identify and reimburse hospitals that qualify for Medicaid DSH funds. The preliminary and final DSH reports must include the data elements and be submitted in the form and format specified by TDH. The preliminary DSH reports are due on or before June 1 of the year following the state fiscal year for which data is being reported. The final DSH reports are due on or before August 15 of the year following the state fiscal year for which data is being reported.

5. Article XIII is amended by adding the BOLD AND ITALICIZED language.

13.5     NEWBORN AND PREGNANT WOMEN PAYMENT PROVISIONS

13.5.1 NEWBORNS BORN TO MEDICAID ELIGIBLE MOTHERS WHO ARE ENROLLED IN HMO ARE ENROLLED INTO HMO FOR 90 DAYS FOLLOWING THE DATE OF BIRTH.

13.5.1.1 THE MOTHER OF THE NEWBORN MEMBER MAY CHANGE HER NEWBORN TO ANOTHER HMO DURING THE FIRST 90 DAYS FOLLOWING THE DATE OF BIRTH, BUT MAY ONLY DO SO THROUGH TDH CUSTOMER SERVICES.

13.5.2 MAXIMUS WILL PROVIDE HMO WITH A DAILY ENROLLMENT FILE WHICH WILL LIST ALL NEWBORNS WHO HAVE RECEIVED STATE-ISSUED MEDICAID ID NUMBERS. THIS FILE WILL INCLUDE THE MEDICAID ELIGIBLE MOTHER'S MEDICAID ID NUMBER TO ALLOW THE HMO TO LINK THE NEWBORN'S STATE-ISSUED MEDICAID ID NUMBERS WITH THE PROXY ID NUMBER. TDH WILL GUARANTEE CAPITATION PAYMENTS TO HMO FOR ALL NEWBORNS WHO APPEAR ON THE MAXIMUS DAILY ENROLLMENT FILE AS HMO MEMBERS FOR EACH MONTH THE NEWBORN IS ENROLLED IN THE HMO.

13.5.3 ALL NON-TP45 NEWBORNS WHOSE MOTHERS ARE HMO MEMBERS AT THE TIME OF THE BIRTH OF THE NEWBORN WILL BE RETROACTIVELY ENROLLED INTO THE HMO THROUGH A MANUAL PROCESS BY DHS DATA CONTROL,

13.5.4 NEWBORNS WHO DO NOT APPEAR ON THE MAXIMUS DAILY ENROLLMENT FILE BEFORE THE END OF THE SIXTH MONTH FOLLOWING THE DATE OF BIRTH WILL NOT BE RETROACTIVELY ENROLLED INTO THE HMO. TDH WILL MANUALLY RECONCILE PAYMENT TO THE HMO FOR SERVICES PROVIDED FROM THE DATE OF BIRTH FOR TP45 AND ALL OTHER ELIGIBILITY CATEGORIES OF NEWBORNS. PAYMENT WILL COVER SERVICES RENDERED FROM THE EFFECTIVE DATE OF THE PROXY ID NUMBER WHEN FIRST ISSUED BY THE HMO REGARDLESS OF PLAN ASSIGNMENT AT THE TIME THE STATE-ISSUED MEDICAID ID NUMBER IS RECEIVED.

13.5.5 MAXIMUS WILL PROVIDE HMO WITH A DAILY ENROLLMENT FILE WHICH WILL LIST ALL TP40 MEMBERS WHO HAVE RECEIVED STATE-ISSUED MEDICAID ID NUMBERS. TDH WILL GUARANTEE CAPITATION PAYMENTS TO HMO FOR ALL TP40 MEMBERS WHO APPEAR ON THE MAXIMUS DAILY ENROLLMENT FILE AS HMO MEMBERS FROM THE FIRST OF THE MONTH THE TP40 MEMBER ENROLLMENT IS EFFECTIVE.

6. Article XIV is amended by adding the BOLD AND ITALICIZED language.

14.3     NEWBORN ENROLLMENT

         THE HMO IS RESPONSIBLE FOR NEWBORNS WHO ARE BORN TO MOTHERS WHO ARE ENROLLED IN HMO ON THE DATE OF BIRTH AS FOLLOWS:

14.3.1 NEWBORNS ARE PRESUMED MEDICAID ELIGIBLE AND ENROLLED IN THE MOTHER'S HMO FOR AT LEAST 90 DAYS FROM THE DATE OF BIRTH.

14.3.1.1 A MOTHER OF A NEWBORN MEMBER MAY CHANGE PLANS FOR HER NEWBORN DURING THE FIRST 90 DAYS BY CONTACTING TDH CUSTOMER SERVICES. TDH WILL NOTIFY HMO OF NEWBORN PLAN CHANGES MADE BY A MOTHER WHEN THE CHANGE IS MADE BY TDH CUSTOMER SERVICES.

14.3.2 HMO MUST ESTABLISH AND IMPLEMENT WRITTEN POLICIES AND PROCEDURES TO REQUIRE PROFESSIONAL AND FACILITY PROVIDERS TO NOTIFY HMOS OF A BIRTH OF A NEWBORN TO A MEMBER AT THE TIME OF DELIVERY.

14.3.2.1 HMO MUST CREATE A PROXY ID NUMBER IN THE HMO'S ENROLLMEN/ELIGIBILITY AND CLAIMS PROCESSING SYSTEMS. HMO PROXY ID NUMBER EFFECTIVE DATE IS EQUAL TO THE DATE OF BIRTH OF THE NEWBORN.

14.3.2.2 HMO MUST MATCH THE PROXY ID NUMBER AND THE STATE-ISSUED MEDICAID ID NUMBER ONCE THE STATE-ISSUED MEDICAID ID NUMBER IS RECEIVED.

14.3.2.3 HMO MUST SUBMIT A FORM 7484A TO DHS DATA CONTROL REQUESTING DHS DATA

         CONTROL TO RESEARCH DHS'S FILES FOR A MEDICAID ID NUMBER IF HMO HAS NOT RECEIVED A STATE-ISSUED MEDICAID ID NUMBER FOR A NEWBORN WITHIN 30 DAYS FROM THE DATE OF BIRTH. IF DHS FINDS THAT NO MEDICAID ID NUMBER HAS BEEN ISSUED TO THE NEWBORN, DHS DATA CONTROL WILL ISSUE THE MEDICAID ID NUMBER USING THE INFORMATION PROVIDED ON THE FORM 7484A.

14.3.3 NEWBORNS CERTIFIED MEDICAID ELIGIBLE AFTER THE END OF THE SIXTH MONTH FOLLOWING THE DATE OF BIRTH WILL NOT BE RETROACTIVELY ENROLLED TO AN HMO, BUT WILL BE ENROLLED IN MEDICAID FEE-FOR-SERVICE. TDH WILL MANUALLY RECONCILE PAYMENT TO THE HMO FOR SERVICES PROVIDED FROM THE DATE OF BIRTH FOR ALL MEDICAID ELIGIBLE NEWBORNS AS DESCRIBED IN
         ARTICLE 13.5.4.

14.4     DISENROLLMENT

14.4.1 HMO has a limited right to request a Member be disenrolled from HMO without the Member's consent. TDH must approve any HMO request for disenrollment of a Member for cause. Disenrollment of a Member may be permitted under the following circumstances:

14.4.1.1 Member misuses or loans Member's HMO membership card to another person to obtain services.

14.4.1.2 Member is disruptive, unruly, threatening or uncooperative to the extent that Member's membership seriously impairs HMO's or provider's ability to provide services to Member or to obtain new Members, and Member's behavior is not caused by a physical or behavioral health condition.

14.4.1.3 Member steadfastly refuses to comply with managed care restrictions (e.g., repeatedly using emergency room in combination with refusing to allow HMO to treat the underlying medical condition).

14.4.2.1 HMO must take reasonable measures to correct Member behavior prior to requesting disenrollment. Reasonable measures may include providing education and counseling regarding the offensive acts or behaviors.

14.4.3 HMO must notify the Member of HMO's decision to disenroll the Member if all reasonable measures have failed to remedy the problem.

14.4.4 If the Member disagrees with the decision to disenroll the Member from HMO, HMO must notify the Member of the availability of the complaint procedure and TDH's Fair Hearing process.

14.4.5 HMO CANNOT REQUEST A DISENROLLMENT BASED ON ADVERSE CHANGE IN THE MEMBER'S HEALTH STATUS OR UTILIZATION OF SERVICES WHICH ARE MEDICALLY NECESSARY FOR TREATMENT OF A MEMBER'S CONDITION.

14.5     AUTOMATIC RE-ENROLLMENT

14.5.1 Members who are disenrolled because they are temporarily ineligible for Medicaid will be automatically re-enrolled into the same health plan. Temporary loss of eligibility is defined as a period of 6 months or less.

14.5.2 HMO must inform its Members of the automatic re-enrollment procedure. Automatic re-enrollment must be included in the Member Handbook (see
         Article 8.2.1).

14.6     ENROLLMENT REPORTS

14.6.1 TDH will provide HMO enrollment reports listing all STAR Members who have enrolled in or were assigned to HMO during the initial enrollment period.

14.6.2 TDH will provide monthly HMO Enrollment Reports to HMO on or before the first of the month.

14.6.3 TDH will provide Member verification to HMO and network providers through telephone verification or TexMedNet.
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AGREED AND SIGNED by an authorized representative of the parties on        2000.

TEXAS DEPARTMENT OF HEALTH                 AMERICAID Texas, Inc., dba
                                           Americaid Community Care


By: /s/ William R. Archer, III, M.D.        By: [ILLEGIBLE SIGNATURE]
    --------------------------------        -----------------------------
    William R. Archer, III, M.D.
    Commissioner of Health



Approved as to Form:



/s/ Mary Ann Slavin
----------------------------
Office of General Counsel
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                                                                DOC# [ILLEGIBLE]
                                                                      OR# 027273

                                 AMENDMENT NO. 3
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                     THE TEXAS DEPARTMENT OF HEALTH AND HMO

This Amendment No. 3 is entered into between the Texas Department of Health
(TDH) and AMERICAID Texas, Inc., dba Americaid Community Care (HMO), to amend the Contract for Services between the Texas Department of Health and HMO in the Tarrant Service Area, dated September 1, 1999. The effective date of this Amendment is the date TDH Signs this Amendment. All other contract provisions remain in full force and effect.

1. ARTICLE III is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

3.7               HMO TELEPHONE ACCESS REQUIREMENTS

3.7.1 FOR ALL HMO TELEPHONE ACCESS (INCLUDING BEHAVIORAL HEALTH TELEPHONE SERVICES), HMO must ensure adequately-staffed telephone lines. Telephone personnel must receive customer service telephone training. HMO must ensure that telephone staffing is adequate to fulfill the standards of promptness and quality listed below:

                  1. 80% of all telephone calls must be answered within an average of 30 seconds;

                  2.       The lost (abandonment) rate must not exceed 10%;

                  3. HMO cannot impose maximum call duration limits but must allow calls to be of sufficient length to ensure adequate information is provided to the Member or Provider.

                  4. TELEPHONE SERVICES MUST MEET CULTURAL COMPETENCY REQUIREMENTS (SEE ARTICLE 8.9) AND PROVIDE "LINGUISTIC ACCESS" TO ALL MEMBERS AS DEFINED IN
                           ARTICLE II. THIS WOULD INCLUDE THE PROVISION OF INTERPRETIVE SERVICES REQUIRED FOR EFFECTIVE COMMUNICATION FOR MEMBERS AND PROVIDERS.

3.7.2 MEMBER HELPLINE: THE HMO MUST FURNISH A TOLL-FREE PHONE LINE WHICH MEMBERS MAY CALL 24 HOURS A DAY, 7 DAYS A WEEK. AN ANSWERING SERVICE OR OTHER SIMILAR MECHANISM, WHICH ALLOWS CALLERS TO OBTAIN INFORMATION FROM A LIVE PERSON, MAY BE USED FOR AFTER-HOURS AND WEEKEND COVERAGE.

3.7.2.1 HMO MUST PROVIDE COVERAGE FOR THE FOLLOWING SERVICES AT LEAST DURING HMO's REGULAR BUSINESS HOURS (A MINIMUM OF 9 HOURS A DAY, BETWEEN 8 A.M. AND 6 P.M.), MONDAY THROUGH FRIDAY:

                  1. MEMBER ID INFORMATION

                  2. PCP CHANGE

                  3. BENEFIT UNDERSTANDING

                  4. PCP VERIFICATION

                  5. ACCESS ISSUES (INCLUDING REFERRALS TO SPECIALISTS)

                  6. UNAVAILABILITY OF PCP

                  7. MEMBER ELIGIBILITY

                  8. COMPLAINTS

                  9. SERVICE AREA ISSUES (INCLUDING WHEN MEMBER IS TEMPORARILY
                     OUT-OF-SERVICE AREA)

                  10. OTHER SERVICES COVERED BY MEMBER SERVICES.

3.7.2.2 HMO MUST PROVIDE TDH WITH POLICIES AND PROCEDURES INDICATING HOW THE HMO WILL MEET THE NEEDS OF MEMBERS WHO ARE UNABLE TO CONTACT HMO DURING REGULAR BUSINESS HOURS.

3.7.3 HMO MUST ENSURE THAT PCPs ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK (SEE ARTICLE 7.8). THIS INCLUDES PCP TELEPHONE COVERAGE (SEE 28 TAC 11.2001 (a)1A).

3.7.4 BEHAVIORAL HEALTH HOTLINE SERVICES. HMO MUST HAVE EMERGENCY AND CRISIS BEHAVIORAL HEALTH HOTLINE SERVICES AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK, TOLL-FREE THROUGHOUT THE SERVICE AREA. CRISIS HOTLINE STAFF MUST INCLUDE OR HAVE ACCESS TO QUALIFIED BEHAVIORAL HEALTH PROFESSIONALS TO ASSESS BEHAVIORAL HEALTH EMERGENCIES. EMERGENCY AND CRISIS BEHAVIORAL HEALTH SERVICES MAY BE ARRANGED THROUGH MOBILE CRISIS TEAMS. IT IS NOT ACCEPTABLE FOR AN EMERGENCY INTAKE LINE TO BE ANSWERED BY AN ANSWERING MACHINE. HOTLINE SERVICES MUST MEET THE REQUIREMENTS DESCRIBED IN ARTICLE 3.7.1

2. ARTICLE V is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

5.9               REQUESTS FOR PUBLIC INFORMATION

5.9.3 If HMO believes that the requested information qualifies as a trade secret or as commercial or financial information, HMO must notify TDH--within three (3) working days AFTER TDH GIVES NOTICE THAT A REQUEST HAS BEEN MADE FOR PUBLIC INFORMATION -- AND REQUEST TDH TO SUBMIT THE REQUEST FOR PUBLIC INFORMATION TO THE ATTORNEY GENERAL FOR AN OPEN RECORDS OPINION. THE HMO WILL BE RESPONSIBLE FOR PRESENTING ALL EXCEPTIONS TO PUBLIC DISCLOSURE TO THE ATTORNEY GENERAL IF AN OPINION IS REQUESTED.

3. ARTICLE VI is amended by adding the new BOLD AND ITALICIZED language as follows:

6.4               CONTINUITY OF CARE AND OUT-OF-NETWORK PROVIDERS

6.4.5 HMO MUST PROVIDE ASSISTANCE TO PROVIDERS REQUIRING PCP VERIFICATION 24 HOURS A DAY, 7 DAYS A WEEK.

6.4.5.1 HMO MUST PROVIDE TDH WITH POLICIES AND PROCEDURES INDICATING HOW THE HMO WILL PROVIDE PCP VERIFICATION AS INDICATED IN
                  ARTICLE 6.4.5. HMOs PROVIDING PCP VERIFICATION VIA A TELEPHONE MUST MEET THE REQUIREMENTS OF 3.7.1.

4. ARTICLE VII is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

7.6               PROVIDER COMPLAINT AND APPEAL PROCEDURES

7.6.3 HMO's complaint and appeal process cannot contain provisions requiring a PROVIDER to submit a complaint or appeal to TDH for resolution in lieu of the HMO's process.

7.18              DELEGATED NETWORKS (IPAs, LIMITED PROVIDER NETWORKS AND ANHCs)

7.18.2.1 HMO is required to include subcontract provisions in its delegated network contracts which require the UM protocol used by a delegated network to produce substantially similar outcomes, as approved by TDH, as the UM protocol employed by the contracting HMO. The responsibilities of an HMO in delegating UM functions to a delegated network will be governed by Article 16.3.12 of this contract.

5. ARTICLE VIII is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

8.3               ADVANCE DIRECTIVES

8.3.1 Federal and state law require HMOs and providers to maintain written policies and procedures for informing and providing written information to all adult Members 18 years of age and older about their rights under state and federal law, in advance of their receiving care (Social Security Act Section 1902(a)(57) and Section 1903(m)(1)(A)). The written policies and procedures must contain procedures for providing written information regarding the Member's right to refuse, withhold or withdraw medical treatment AND MENTAL HEALTH TREATMENT advance directives. HMO's policies and procedures must comply with provisions contained in 42 CFR Section 434.28 and 42 CFR
                  Section 489, SubPart I, relating to advance directives for all hospitals, critical access hospitals, skilled nursing facilities, home health agencies, providers of home health care, providers of personal care services and hospices, as well as the following state laws and rules:

8.3.1.2.3 a Member's right to execute a Medical Power of Attorney to appoint an agent to make health care decisions on the Member's behalf if the Member becomes incompetent; AND

8.3.1.3 THE DECLARATION FOR MENTAL HEALTH TREATMENT, CHAPTER 137, TEXAS CIVIL PRACTICE AND REMEDIES CODE, WHICH INCLUDES: A MEMBER'S RIGHT TO EXECUTE A DECLARATION FOR MENTAL HEALTH TREATMENT IN A DOCUMENT MAKING A DECLARATION OF PREFERENCES OR INSTRUCTIONS REGARDING MENTAL HEALTH TREATMENT.

8.3.2 HMO must maintain written policies for implementing a Member's advance directive. Those policies must include a clear and precise statement of limitations if HMO or a participating provider cannot or will not implement a Member's advance directive.

8.3.2.1.3 a description of the medical AND MENTAL HEALTH conditions or procedures affected by the conscience objection.

8.5               MEMBER COMPLAINT PROCESS

8.5.1 HMO must develop, implement and maintain a Member complaint system that complies with the requirements of Article 20A.12 of the Texas Insurance Code, relating to the Complaint System, except where otherwise provided in this contract and in applicable federal law. The complaint and appeals procedure must be the same for all Members and must comply with Texas Insurance Code, Article 20A.12 or applicable federal law. Modifications and amendments must be submitted to TDH at least 30 days prior to the implementation of the modification or amendment.

8.5.2 HMO must have written policies and procedures for receiving, tracking, reviewing, and reporting and resolving of Member complaints. The procedures must be reviewed and approved in writing by TDH. Any changes or modifications to the procedures must be submitted to TDH for approval thirty (30) days prior to the effective date of the amendment.

8.5.3 HMO must designate an officer of HMO who has primary responsibility for ensuring that complaints are resolved in compliance with written policy and within the time required. An "officer" of HMO means a president, vice president, secretary, treasurer, or chairperson of the board for a corporation, the sole proprietor, the managing general partner of a partnership, or a person having similar executive authority in the organization.

8.5.4 HMO must have a routine process to detect patterns of complaints and disenrollments and involve management and supervisory staff to develop policy and procedural improvements to address the complaints. HMO must cooperate with TDH and TDH's Enrollment Broker in Member complaints relating to enrollment and disenrollment.

8.5.5 HMO's complaint procedures must be provided to Members in writing and in alternative communication formats. A written description of HMO's complaint procedures must be in appropriate languages and easy for Members to understand. HMO must include a written description in the Member Handbook. HMO must maintain at least one local and one toll-free telephone number for making complaints.

8.5.6 HMO's process must require that every complaint received in person, by telephone or in writing, is recorded in a written record and is logged with the following details: date; identification of the individual filing the complaint; identification of the individual recording the complaint; nature of the complaint; disposition of the complaint; corrective action required; and date resolved.

8.5.7 HMO's process must include a requirement that the Governing Body of HMO reviews the written records (logs) for complaints and appeals.

8.5.8 HMO is prohibited from discriminating against a Member because that Member is making or has made a complaint.

8.5.9 HMO cannot process requests for disenrollments through HMO's complaint procedures. Requests for disenrollments must be referred to TDH within five (5) business days after the Member makes a disenrollment request.

8.5.10 HMO must develop, implement and maintain an appeal of adverse determination procedure that complies with the requirements of Article 21.58A of the Texas Insurance Code, relating to the utilization review, except where otherwise provided in this contract and in applicable federal law. The appeal of an adverse determination procedure must be the same for all Members and must comply with Texas Insurance Code,
                  Article 21.58A or applicable federal law. Modifications and amendments must be submitted to TDH no less than 30 days prior to the implementation of the modification or amendment. When an enrollee, a person acting on behalf of an enrollee, or an enrollee's provider of record expresses orally or in writing any dissatisfaction or disagreement with an adverse determination, HMO or UR agent must regard the expression of dissatisfaction as a request to appeal an adverse determination.

8.5.11 If a complaint or appeal of an adverse determination relates to the denial, delay, reduction, termination or suspension of covered services by either HMO or a utilization review agent contracted to perform utilization review by HMO, HMO must inform Members they have the right to access the TDH Fair Hearing process at any time in lieu of the internal complaint system provided by HMO. HMO is required to comply with the requirements contained in 1 TAC Chapter 357, relating to notice and Fair Hearings in the Medicaid program, whenever an action is taken to deny, delay, reduce, terminate or suspend a covered service.

8.5.12 If Members utilize HMO's internal complaint or appeal of adverse determination system and the complaint relates to the denial, delay, reduction, termination or suspension of covered services by either HMO or a utilization review agent contracted to perform utilization review by HMO, HMO must inform the Member that they continue to have a right to appeal the decision through the TDH Fair Hearing process.

8. 5.13 The provisions of Article 21.58A, Texas Insurance Code, relating to a Member's right to appeal an adverse determination made by HMO or a utilization review agent by an independent review organization, do not apply to a Medicaid recipient. Federal fair hearing requirements (Social Security Act Section 1902a(3), codified at 42 C.F.R. 431.200 et. seq.) require the agency to make a final decision after a fair hearing, which conflicts with the State requirement that the IRO make a final decision. Therefore, the State requirement is pre-empted by the federal requirement.

8.5.14 HMO will cooperate with the Enrollment Broker and TDH to resolve all Member complaints. Such cooperation may include, but is not limited to, participation by HMO or Enrollment Broker and/or TDH internal complaint committees.

8.5.15 HMO must have policies and procedures in place outlining the role of HMO's Medical Director in the Member Complaint System and appeal of an adverse determination. The Medical Director must have a significant role in monitoring, investigating and hearing complaints.

8.5.16 HMO must provide Member Advocates to assist Members in understanding and using HMO's complaint system and appeal of an adverse determination.

8.5.17 HMO's Member Advocates must assist Members in writing or filing a complaint or appeal of an adverse determination and monitoring the complaint or appeal through the Contractor's complaint or appeal of an adverse determination process until the issue is resolved.

8.6               MEMBER NOTICE, APPEALS AND FAIR HEARINGS

8.6.1 HMO must send Members the notice required by 1 Texas Administrative Code Section 357.5, whenever HMO takes an action to deny, delay, reduce or terminate covered services to a Member. The notice must be mailed to the Member no less than 10 days before HMO intends to take an action. If an emergency exists, or if the time within which the service must be provided makes giving 10 days notice impractical or impossible, notice must be provided by the most expedient means reasonably calculated to provide actual notice to the Member, including by phone, direct contact with the Member, or through the provider's office.

8.6.2             The notice must contain the following information:

8.6.2.1 Member's right to immediately access TDH's Fair Hearing process;

8.6.2.2           a statement of the action HMO will take;

8.6.2.3           the date the action will be taken;

8.6.2.4           an explanation of the reasons HMO will take the action;

8.6.2.5 a reference to the state and/or federal regulations which support HMO's action;

8.6.2.6 an address where written requests may be sent and a toll-free number Member can call to: request the assistance of a Member representative, or file a complaint, or request a Fair Hearing;

8.6.2.7 a procedure by which Member may appeal HMO's action through either HMO's complaint process or TDH's Fair Hearings process;

8.6.2.8 an explanation that Members may represent themselves, or be represented by HMO's representative, a friend, a relative, legal counsel or another spokesperson;

8.6.2.9 an explanation of whether, and under what circumstances, services may be continued if a complaint is filed or a Fair Hearing requested;

8.6.2.10 a statement that if the Member wants a TDH Fair Hearing on the action, Member must make the request for a Fair Hearing within 90 days of the date on the notice or the right to request a hearing is waived;

8.6.2.11 a statement explaining that HMO must make its decision within 30 days from the date the complaint is received by HMO; and

8.6.2.12 a statement explaining that a final decision must be made by TDH within 90 days from the date a Fair Hearing is requested.

8.7               MEMBER ADVOCATES

8.7.1 HMO must provide Member Advocates to assist Members. Member Advocates must be physically located within the service area. Member Advocates must inform Members of their rights and responsibilities, the complaint process, the health education and the services available to them, including preventive services.

8.7.2 Member Advocates must assist Members in writing complaints and are responsible for monitoring the complaint through HMO's complaint process until the Member's issues are resolved or a TDH Fair Hearing requested (see Articles 8.6.15, 8.6.16, and 8.6.17).

8.7.3 Member Advocates are responsible for making recommendations to management on any changes needed to improve either the care provided or the way care is delivered. Member Advocates are also responsible for helping or referring Members to community resources available to meet Member needs that are not available from HMO as Medicaid covered services.

8.7.4 Member Advocates must provide outreach to Members and participate in TDH-sponsored enrollment activities.

8.8               MEMBER CULTURAL AND LINGUISTIC SERVICES

8.8.l Cultural Competency Plan. HMO must have a comprehensive written Cultural Competency Plan describing how HMO will ensure culturally competent services, and provide linguistic and disability-related access. The Plan must describe how the individuals and systems within HMO will effectively provide services to people of all cultures, races, ethnic backgrounds, and religions as well as those with disabilities in a manner that recognizes, values, affirms, and respects the worth of the individuals and protects and preserves the dignity of each. HMO must submit a written plan to TDH prior to the effective date of this contract unless previously submitted. Modifications and amendments to the written plan must be submitted to TDH no later than 30 days prior to implementation of the modification or amendment. The Plan must also be made available to HMO's network of providers.

8.8.2             The Cultural Competency Plan must include the following:

8.8.2.1 HMO's written policies and procedures for ensuring effective communication through the provision of linguistic services following Title VI of the Civil Rights Act guidelines and the provision of auxiliary aids and services, in compliance with the Americans with Disabilities Act, Title III, Department of Justice Regulation 36.303. HMO must disseminate these policies and procedures to ensure that both Staff and subcontractors are aware of their responsibilities under this provision of the contract.

8.8.2.2 A description of how HMO will educate and train its staff and subcontractors on culturally competent service delivery, and the provision of linguistic and/or disability-related access as related to the characteristics of its Members;

8.8.2.3 A description of how HMO will implement the plan in its organization, identifying a person in the organization who will serve as the contact with TDH on the Cultural Competency Plan;

8.8.2.4 A description of how HMO will develop standards and performance requirements for the delivery of culturally competent care and linguistic access, and monitor adherence with those standards and requirements;

8.8.2.5 A description of how HMO will provide outreach and health education to Members, including racial and ethnic minorities, non-English speakers or limited-English speakers, and those with disabilities; and

8.8.2.6 A description of how HMO will help Members access culturally and linguistically appropriate community health or social service resources;

8.8.3 Linguistic, Interpreter Services, and Provision of Auxiliary Aids and Services. HMO must provide experienced, professional interpreters when technical, medical, or treatment information is to be discussed. See Title VI of the Civil Rights Act of 1964, 42 U.S.C. Sections 2000d, et. seq. HMO must ensure the provision of auxiliary aids and services necessary for effective communication, as per the Americans with Disabilities Act, Title III, Department of Justice Regulations 36.303.

8.8.3.1 HMO must adhere to and provide to Members the Member Bill of Rights and Responsibilities as adopted by the Texas Health and Human Services Commission and contained at 1 Texas Administrative Code (TAC) Sections 353.202-353.203. The Member Bill of Rights and Responsibilities assures Members the right "to have interpreters, if needed, during appointments with their providers and when talking to their health plan. Interpreters include people who can speak in their native language, assist with a disability, or help them understand the information."

8.8.3.2 HMO must have in place policies and procedures that outline how Members can access face-to-face interpreter services in a provider's office if necessary to ensure the availability of effective communication regarding treatment, medical history or health education for a Member. HMOs must inform its providers on how to obtain an updated list of participating, qualified interpreters.

8.8.3.3           A competent interpreter is defined as someone who is:

8.8.3.4           proficient in both English and the other language;

8.8.3.5           has had orientation or training in the ethics of interpreting;
                  and

8.8.3.6           has the ability to interpret accurately and impartially.

8.8.3.7 HMO must provide 24-hour access to interpreter services for Members to access emergency medical services within HMO's network.

8.8.3.8 Family Members, especially minor children, should not be used as interpreters in assessments, therapy or other medical situations in which impartiality and confidentiality are critical, unless specifically requested by the Member. However, a family member or friend may be used as an interpreter if they can be relied upon to provide a complete and accurate translation of the information being provided to the Member; provided that the Member is advised that a free interpreter is available; and the Member expresses a preference to rely on the family member or friend.

8.8.4 All Member orientation presentations education classes and materials must be presented in the languages of the major population groups making up 10% or more of the Medicaid population in the service area, as specified by TDH. HMO must provide auxiliary aids and services, as needed, including materials in alternative formats (i.e., large print, tape or Braille), and interpreters or real-time captioning to accommodate the needs of persons with disabilities that affect communication.

8.8.5 HMO must provide or arrange access to TDD to Members who are deaf or hearing impaired.

8.9               CERTIFICATION DATE

8.9.1 On the date of the new Member's enrollment, TDH will provide HMOs with Member's Medicaid periodic review date.

6. ARTICLE XII is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

12.1              FINANCIAL REPORTS

12.1.4 Final MCFS Reports. HMO must file two Final Managed Care Financial-Statistical Reports. The first final report must reflect expenses incurred through the 90th day after the end of the contract. The first final report must be filed on or before the 120th day after the end of the contract. The second final report must reflect data completed through the 334th day after the end of the contract and must be filed on or before the 365th day following the end of the contract.

12.2.9 Medicaid Disproportionate Share Hospital (DSH) Reports. HMO must file preliminary and final Medicaid Disproportionate Share Hospital (DSH) reports, required by TDH to identify and reimburse hospitals that qualify for Medicaid DSH funds. The preliminary and final DSH reports must include the data elements and be submitted in the form and format specified by TDH. The preliminary DSH reports are due on or before June 1 of the year following the state fiscal year for which data is being reported. The final DSH reports are due NO LATER

                  THAN JULY 15 of the year following the state fiscal year for which data is being reported.

12.8              UTILIZATION MANAGEMENT REPORTS - BEHAVIORAL HEALTH

                  Behavioral health (BH) utilization management reports are required on a semi-annual basis. Refer to Appendix H for the standardized reporting format for each report and detailed instructions for obtaining the specific data required in the report.

12.8.1 IN ADDITION, FILES ARE DUE TO THE TDH EXTERNAL QUALITY REVIEW ORGANIZATION FIVE (5) WORKING DAYS FOLLOWING THE END OF EACH STATE QUARTER. SEE APPENDIX H FOR SUBMISSION INSTRUCTIONS. THE BH UTILIZATION REPORT AND DATA FILE SUBMISSION INSTRUCTIONS MAY PERIODICALLY UPDATED BY TDH TO FACILITATE CLEAR COMMUNICATION TO THE HEALTH PLANS.

12.9              UTILIZATION MANAGEMENT REPORTS - PHYSICAL HEALTH

                  Physical health (PH) utilization management reports are required on a semi-annual basis. Refer to Appendix J for the standardized reporting format for each report and detailed instructions for obtaining specific data required in the report.

12.9.1 IN ADDITION, DATA FILES ARE DUE TO THE TDH EXTERNAL QUALITY REVIEW ORGANIZATION FIVE (5) WORKING DAYS FOLLOWING THE END OF EACH STATE QUARTER. SEE APPENDIX J FOR SUBMISSION INSTRUCTIONS. THE PH UTILIZATION REPORT AND DATA FILE SUBMISSION INSTRUCTION MAY PERIODICALLY BE UPDATED BY TDH TO FACILITATE CLEAR COMMUNICATION TO THE HEALTH PLAN.

7. ARTICLE XIII is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

13.1              CAPITATION AMOUNTS

13.1.1 TDH will pay HMO monthly premiums calculated by multiplying the number of Member months by Member risk group times the monthly capitation amount by Member risk group. FOR ADDITIONAL INFORMATION REGARDING THE ACTUARIAL BASIS AND

                  METHODOLOGY USED TO COMPUTE THE CAPITATION RATES, PLEASE REFERENCE THE WAIVER UNDER THE DOCUMENT TITLED "ACTUARIAL METHODOLOGY FOR DETERMINATION OF MAXIMUM MONTHLY CAPITATION AMOUNTS". HMO and network providers are prohibited from billing or collecting any amount from a Member for health care services covered by this contract, in which case the Member must be informed of such costs prior to providing non-covered services.

13.2              EXPERIENCE REBATE TO STATE

13.2.1 For THE CONTRACT PERIOD, HMO must pay to TDH an experience rebate calculated in accordance with the tiered rebate method listed below based on the excess of allowable HMO STAR revenues over allowable HMO STAR expenses as measured by any positive amount on Line 7 of "Part 1: Financial Summary, All Coverage Groups Combined" of the annual Managed Care Financial-Statistical Report set forth in Appendix I, as reviewed and confirmed by TDH. TDH reserves the right to have an independent audit performed to verify the information provided by HMO.

13.2.5 There will be two settlements for payment(s) of the experience rebate. The first settlement shall equal 100 percent of the experience rebate as derived from Line 7 of Part 1 (Net Income Before Taxes) of the FIRST FINAL Managed Care Financial Statistical (MCFS) Report and shall be paid on the same day the first FINAL MCFS Report is submitted to TDH. The second settlement shall be an adjustment to the first settlement and shall be paid to TDH on the same day that the second FINAL MCFS Report is submitted to TDH if the adjustment is a payment from HMO to TDH. TDH or its agent may audit or review the MCFS reports. If TDH determines that corrections to the MCFS reports are required, based on a TDH audit/review or other documentation acceptable to TDH, to determine an adjustment to the amount of the second settlement, then final adjustment shall be made within two years from the date that HMO submits the second FINAL MCFS report. HMO must pay the first and second settlements on the due dates for the first and second FINAL MCFS reports respectively as identified in Article
                  12.1.4. TDH may adjust the experience rebate if TDH determines HMO has paid affiliates amounts for goods or services that are higher than the fair market value of the goods and services in the service area. Fair market value may be based on the amount HMO pays a non-affiliate(s) or the amount another HMO pays for the same or similar service in the service area. TDH has final authority in auditing and determining the amount of the experience rebate.

8. The Appendices are amended by deleting Appendix H, "Utilization Management Report - Behavioral Health" and replacing it with new Appendix H, "Utilization Management Report - Behavioral Health", as attached.

9. The Appendices are amended by deleting Appendix J, "Utilization Management Report - Physical Health" and replacing it with new Appendix J, "Utilization Management Report -

     Physical Health", as attached.

10. The Appendices are amended by deleting Appendix K, "Preventative Health Performance Objectives" and replacing it with new Appendix K, "Preventative Health Performance Objectives", as attached.

AGREED AND SIGNED by an authorized representative of the parties on August 16, 2000.

TEXAS DEPARTMENT OF HEALTH                    AMERICAID Texas, Inc., dba
                                              Americaid Community Care

By: /s/ William R. Archer                     By: /s/ James D. Donovan
   ---------------------------------             -------------------------------
   William R. Archer, III., M.D.                  James D. Donovan, Jr.
   Commissioner of Health                         President and CEO

Approved as to Form:

/s/ Mary Ann Slavin
-------------------------
Office of General Counsel

                                                                     [ILLEGIBLE]
                                                                     OR# 027543

                                 AMENDMENT NO. 4
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                     THE TEXAS DEPARTMENT OF HEALTH AND HMO

This Amendment No. 4 is entered into between the Texas Department of Health and AMERICAID Texas, Inc., dba Americaid Community Care (HMO), to amend the Contract for Services between the Texas Department of Health and HMO in the Tarrant Service Area, dated September 1, 1999. The effective date of this Amendment is September 1, 2000. All other contract provisions remain in full force and effect.

The Parties agree to amend the Contract to read as follows:

1. Article XIII is amended by the BOLD AND ITALICIZED language and deleting the stricken language.

13.1.2 Delivery Supplemental Payment (DSP). The monthly capitation amounts and the DSP amount are listed below.

                                                            2000 SEP 19 AM 10:49

       RISK GROUP                  MONTHLY CAPITATION AMOUNTS
       ----------                  --------------------------
TANF Adults                                 $154.34

TANF Children > 12
Months of Age                               $ 61.90

Expansion Children > 12
Months of Age                               $ 83.44

Newborns < or = 12
Months of Age                               $425.46

TANF Children < or = l2
Months of Age                               $425.46

Expansion Children < or = 12
Months of Age                               $425.46

Federal Mandate Children                    $ 50.31

CHIP Phase I                                $ 75.10

Pregnant Women                              $151.51

Disabled/Blind                              $ 14.00
Administration

Delivery Supplemental Payment: A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO as provided below in the following amount:
$3164.40.

13.1.3 TDH will re-examine the capitation rates paid to HMO under this contract during the first year of the contract period and will provide HMO with capitation rates for the second year of the contract period no later than 30 days before the date of the one-year anniversary of the contract's effective date. Capitation rates for state fiscal year 2001 will be re-examined based on the most recent available traditional Medicaid cost data for the contracted risk groups in the service area, trended forward and discounted.

13.1.3.1 Once HMO has received their capitation rates established by TDH for the second year of this contract, HMO may terminate this contract as provided in Article 18.1.6 of this contract.

13.1.4 The monthly premium payment to HMO is based on monthly enrollments adjusted to reflect money damages set out in
                  Article 18.8 and adjustments to premiums in Article 13.5.

13.1.5 The monthly premium payments will be made to HMO no later than the 10th working day of the month for which premiums are paid. HMO must accept payment for premiums by direct deposit into an HMO account.

13.1.6 Payment of monthly capitation amounts is subject to availability of appropriations. If appropriations are not available to pay the full monthly capitation amounts, TDH will equitably adjust capitation amounts for all participating HMOs, and reduce scope of service requirements as appropriate.

13.1.7 HMO renewal rates reflect program increases appropriated by the 76th legislature for physician (to include THSteps providers) and outpatient facility services. HMO must report to TDH any change in rates for participating physicians (to include THSteps providers) and outpatient facilities resulting from this increase. The report must be submitted to TDH at the end of the first quarter of the FY2000 and FY2001 contract years according to the deliverables matrix schedule set for HMO.

AGREED AND SIGNED by an authorized representative of the parties on Sept 7 2000.

TEXAS DEPARTMENT OF HEALTH                  AMERICAID Texas, Inc., dba Americaid
                                            Community Care

By:/s/ William R. Archer                    By:/s/ James D. Donovan
   ---------------------------------           -------------------------------
   William R. Archer, III, M.D.                James D. Donovan, Jr.
   Commissioner of Health                      President and CEO

Approved as to Form:

/s/ [ILLEGIBLE]
------------------------
Office of General Counsel

                                                                     [ILLEGIBLE]

                                 AMENDMENT NO. 5
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                     THE TEXAS DEPARTMENT OF HEALTH AND HMO

This Amendment No. 5 is entered into between the Texas Department of Health
(TDH) and AMERICAID Texas, Inc., dba Americaid Community Care (HMO), to amend the 1999 Contract for Services between the Texas Department of Health and HMO in the Tarrant Service Area. The effective date of this Amendment is the date TDH signs this Amendment. All other contract provisions remain in full force and effect.

1. ARTICLE II & IV is amended by adding the new BOLD AND ITALICIZED language and deleting the stricken language as follows:

         2.0      DEFINITION

                  CLEAN CLAIM MEANS A CLAIM SUBMITTED BY A PHYSICIAN OR PROVIDER FOR MEDICAL CARE OR HEALTH CARE SERVICES RENDERED TO AN ENROLLEE, WITH DOCUMENTATION REASONABLY NECESSARY FOR THE HMO OR SUBCONTRACTED CLAIMS PROCESSOR TO PROCESS THE CLAIM, AS SET FORTH IN 28 TAC SECTION 21.2802(4) AND TO THE EXTENT THAT IT IS NOT IN CONFLICT WITH THE PROVISIONS OF THIS CONTRACT.

         4.10     CLAIMS PROCESSING REQUIREMENTS

         4.10.1 HMO AND CLAIMS PROCESSING SUBCONTRACTORS MUST COMPLY WITH 28 TAC SECTIONS 21.2801 THROUGH 21.2816 "SUBMISSION OF CLEAN CLAIMS" WITH THE EXCEPTION OF 28 TAC SECTIONS 21.2802 (25) AND
                  21.2807 (b) (3) & (4), AND TO THE EXTENT THEY ARE NOT IN CONFLICT WITH PROVISIONS OF THIS CONTRACT.

         4.10.2 HMO MUST USE A TDH APPROVED OR IDENTIFIED CLAIM FORMAT THAT CONTAINS ALL DATA FIELDS FOR FINAL ADJUDICATION OF THE CLAIM. THE REQUIRED DATA FIELDS MUST BE COMPLETE AND ACCURATE. THE TDH REQUIRED DATA FIELDS ARE IDENTIFIED IN TDH's "HMO ENCOUNTER DATA CLAIMS SUBMISSION MANUAL."

4.10.3 HMO and claims processing subcontractors must comply with TDH's Texas MEDICAID Managed Care Claims Manual (Claims Manual), which contains TDH's claims processing requirements. HMO must comply with any changes to the Claims Manual with appropriate notice of changes from TDH.

4.10.4            HMO must forward claims submitted to HMO in error to either:
                  1) the correct HMO, if the correct HMO can be determined from the claim or is otherwise known to HMO; 2) the State's claims administrator; or 3) the provider who submitted the claim in error, along with an explanation of why the claim is being returned.

4.10.5 HMO must not pay any claim submitted by a provider who has been excluded or suspended from the Medicare or Medicaid programs for fraud and abuse when HMO has knowledge of the exclusion or suspension.

4.10.6 All provider clean claims must be adjudicated (finalized as paid or denied adjudicated) within 30 days from the date the claim is received by HMO. HMO must pay providers interest on a clean claim which is not adjudicated within 30 days from the date the claim is received by HMO or becomes clean at a rate of 1.5% per month (18% annual) for each month the clean claim remains unadjudicated. HMO will be held to a minimum performance level of 90% of all clean claims paid or denied within 30 days of receipt and 99% of all clean claims paid or denied within 90 days of receipt. Failure to meet these performance levels is a default under this contract and could lead to damages or sanctions as outlined in Article XVII. The performance levels are subject to changes if required to comply with federal and state laws or regulations.

4.10.6.1 All claims and appeals submitted to HMO and claims processing subcontractors must be paid-adjudicated (clean claims), denied-adjudicated (clean claims), or denied for additional information (unclean claims) to providers within 30 days from the date the claim is received by HMO. Providers must be sent a written notice for each claim that is denied for additional information (unclean claims) identifying the claim, all reasons why the claim is being denied, the date the claim was received by HMO, all information required from the provider in order for HMO to adjudicate the claim, and the date by which the requested information must be received from the provider.

4.10.6.2 Claims that are suspended (pended internally) must be subsequently paid-adjudicated, denied-adjudicated, or denied for additional information (pended externally) within 30 days from date of receipt. No claim can be suspended for a period exceeding 30 days from date of receipt of the claim.

4.10.6.3 HMO must identify each data field of each claim form that is required from the provider in order for HMO to adjudicate the claim. HMO must inform all network providers about the required fields no later than 30 days prior to the effective date of the contract or as a provision within HMO/provider contract. Out-of-network providers must be informed of all required fields if the claim is denied for additional information. The required fields must include those required by HMO and TDH.

4.10.7 HMO is subject to Article XVI, Default and Remedies, for claims that are not processed on a timely basis as required by this contract and the Claims Manual. Notwithstanding the provisions of Articles 4.10.4, 4.10.4.1 and 4.10.4.2, HMO's failure to adjudicate (paid, denied, or external pended) at least ninety percent (90%) of all claims within thirty (30) days of receipt and ninety-nine percent (99%) within ninety
                  (90) days of receipt for the contract year to date is a default under Article XVI of this contract.

4.10.8            HMO must comply with the standards adopted by the U.S.
                  Department of Health and Human Services under the Health Insurance Portability and Accountability Act of, 1996 submitting and receiving claims information through electronic data interchange (EDI) that allows for automated processing and adjudication of claims within two or three years, as applicable, from the date the rules promulgated under HIPAA are adopted.

4.10.9 For claims requirements regarding retroactive PCP changes for mandatory Members, see Article 7.8.12.2.

AGREED AND SIGNED by an authorized representative of the parties on April 2
2001.

TEXAS DEPARTMENT OF HEALTH                      AMERICAID Texas, Inc., dba
                                                Americaid Community Care

By: /s/ Charles E. Bell, M.D.                   By: /s/ James D. Donovan, Jr.
    --------------------------                      ----------------------------
    Charles E. Bell, M.D.                           James D. Donovan, Jr.
    Executive Deputy Commissioner of Health         President and CEO

Approved as to Form:
                                                  TDH.DOC. NO.7526032317* 01-01E

/s/ Mary Ann Slavin
------------------------------
Office of General Counsel

TDH Doc. # 7526032317* 2001-01F                                     Orig# 030266

                                 AMENDMENT NO. 6
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                     THE TEXAS DEPARTMENT OF HEALTH AND HMO

This Amendment No. 6 is entered into between the Texas Department of Health
(TDH) and AMERICAID Texas, Inc. (HMO) in the Tarrant Service Area, to amend the 1999 Contract for Services between the Texas Department of Health and HMO. The effective date of this Amendment is the date TDH Signs this Amendment. All other contract provisions remain in full force and effect. The Parties agree to amend the Contract as follows:

Article XII is amended to read as follows:

12.8.1 In addition, data files are due to TDH or its designee no later than the fifth working day following the end of each month. See Utilization Data Transfer Encounter Submission Manual for submission instructions. The BH utilization report and data file submission instructions may periodically be updated by TDH to facilitate clear communication to the health plans.

12.9.1 In addition, data files are due to TDH or its designee no later than the fifth working day following the end of each month. See Utilization Data Transfer Encounter Submission Manual for submission instructions. The PH utilization report and data file submission instructions may periodically be updated by TDH to facilitate clear communication to the health plan.

AGREED AND SIGNED by an authorized representative of the parties on August 23, 2001.

Texas Department of Health                      AMERICAID Texas, Inc.

By: /s/ Charles E. Bell M. D.                   By: /s/ James D. Donovan, Jr.
    --------------------------                      ----------------------------
    Charles E. Bell M. D.                           James D. Donovan, Jr.
    Executive Deputy Commissioner of Health         President and CEO

Approved as to Form:

Sda 8/20/01
------------------------------
Office of General Counsel

                                 AMENDMENT NO. 7
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                  HEALTH AND HUMAN SERVICES COMMISSION AND HMO

This Amendment No. 7 is entered into between the Health and Human Services Commission (HHSC) and AMERIGROUP Texas, Inc. (HMO), to amend the Contract for Services between the Health and Human Services Commission and HMO in the Tarrant Service Area. The effective date of this amendment is September 1, 2001. The Parties agree to amend the Contract as follows:

1. HHSC and HMO acknowledge the transfer of responsibility and the assignment of the original Contract for Services from TDH to HHSC on September 1, 2001. Where the original Contract for Services and any Amendment to the original Contract for Services assigns a right, duty, or responsibility to TDH, that right, duty, or responsibility may be exercised by HHSC or its designee.

2. The 1999 Contract for Services entered into between the Health and Human Services Commission and AMERICAID Texas, Inc. in the Tarrant Service Area is hereby amended to reflect the name change of AMERICAID Texas, Inc. to AMERIGROUP Texas, Inc. (HMO). All requisite documents have been filed with the Texas Department of Insurance, the Texas Secretary of State, and the State Comptroller's Office.

     This Amendment No.7 hereby substitutes AMERIGROUP Texas, Inc. in the place of AMERICAID Texas, Inc. in the 1999 Contract for Services referenced above. All terms and conditions of the contracts and the duly executed amendments thereto remain in full force and effect.

3. Articles II, III, VI, VII, VIII, IX, X, XII, XIII, XV, XVI, XVIII and XIX are amended to read as follows:

2.0               DEFINITIONS

                  Chemical Dependency Treatment Facility means a facility licensed by the Texas Commission on Alcohol and Drug Abuse (TCADA) under Sec. 464.002 of the Health and Safety Code to provide chemical dependency treatment.

                  Chemical Dependency Treatment means treatment provided for a chemical dependency condition by a Chemical Dependency Treatment Facility, Chemical Dependency Counselor or Hospital.

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                  Chemical Dependency Condition means a condition which meets at least three of the diagnostic criteria for psychoactive substance dependence in the American Psychiatric Association's Diagnostic and Statistical Manual of Mental Disorders (DSM
                  IV).

                  Chemical Dependency Counselor means an individual licensed by TCADA under Sec. 504 of the Occupations Code to provide chemical dependency treatment or a master's level therapist (LMSW-ACP, LMFT or LPC) or a master's level therapist (LMSW-ACP, LMFT or LPC) with a minimum of two years of post licensure experience in chemical dependency treatment.

                  Experience rebate means the portion of the HMO's net income before taxes (financial Statistical Report, Part 1, Line 7) that is returned to the state in accordance with Article 13.2.1.

                  Joint Interface Plan (JIP) means a document used to communicate basic system interface information of the Texas Medicaid Administrative System (TMAS) among and across State TMAS Contractors and Partners so that all entities are aware of the interfaces that affect their business. This information includes: file structure, data elements, frequency, media, type of file, receiver and sender of the file, and file I.D. The JIP must include each of the HMO's interfaces required to conduct State TMAS business. The JIP must address the coordination with each of the Contractor's interface partners to ensure the development and maintenance of the interface; and the timely transfer of required data elements between contractors and partners.

3.5               RECORDS REQUIREMENTS AND RECORDS RETENTION

3.5.8 The use of Medicaid funds for abortion is prohibited unless the pregnancy is the result of a rape, incest, or continuation of the pregnancy endangers the life of the woman. A physician must certify in writing that based on his/her professional judgment, the life of the mother would be endangered if the fetus were carried to term. HMO must maintain a copy of the certification for at least three years.

6.6               BEHAVIORAL HEALTH CARE SERVICES - SPECIFIC REQUIREMENTS

6.6.13 Chemical dependency treatment must conform to the standards set forth in the Texas Administrative Code, Title 28, Part 1,Chapter 3, Subchapter HH.

6.8               TEXAS HEALTH STEPS (EPSDT)

6.8.3 Provider Education and Training. HMO must provide appropriate training to

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                  all network providers and provider staff in the providers'
                  area of practice regarding the scope of benefits available and the THSteps program. Training must include THSteps benefits, the periodicity schedule for THSteps checkups and immunizations, the required elements of a THSteps medical screen, providing or arranging for all required lab screening tests (including lead screening), and Comprehensive Care Program (CCP) services available under the THSteps program to Members under age 21 years. Providers must also be educated and trained regarding the requirements imposed upon the department and contracting HMOs under the Consent Decree entered in Frew vs. McKinney, et al., Civil Action No. 3:93CV65, in the United States District Court for the Eastern District of Texas, Paris Division. Providers should be educated and trained to treat each THSteps visit as an opportunity for a comprehensive assessment of the Member. HMO must report provider education and training regarding THSteps in accordance with Article 7.4.4.

7.2               PROVIDER CONTRACTS

7.2.5 HHSC reserves the right and retains the authority to make reasonable inquiry and conduct investigations into provider and Member complaints against HMO or any intermediary entity with whom HMO contracts to deliver health care services under this contract. HHSC may impose appropriate sanctions and contract remedies to ensure HMO compliance with the provisions of this contract.

7.5               MEMBER PANEL REPORTS

7.5 HMO must furnish each PCP with a current list of enrolled Members enrolled or assigned to that Provider no later than 5 working days after HMO receives the Enrollment File from the Enrollment Broker each month.

7.7               PROVIDER QUALIFICATIONS - GENERAL
                  The providers in HMO network must meet the following qualifications:

FQHC A Federally Qualified Health Center meets the standards established by federal rules and procedures. The FQHC must also be an eligible provider enrolled in the Medicaid.

Physician             An individual who is licensed to practice medicine as an
                      MD or a DO in the State of Texas either as a primary care
                      provider or in the area of specialization under which they will provide medical services under contract with HMO; who is a provider enrolled in the Medicaid; who has a valid
                      Drug Enforcement Agency registration number, and a Texas
                      Controlled Substance Certificate, if either is required in their practice.

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
Hospital An institution licensed as a general or special hospital by the State of Texas under Chapter 241 of the Health and Safety Code which is enrolled as a provider in the Texas
                      Medicaid Program. HMO will require that all facilities in the network used for acute inpatient specialty care for people under age 21 with disabilities or chronic or complex conditions will have a designated pediatric unit;
                      24 hour laboratory and blood bank availability; pediatric radiological capability; meet JCAHO standards; and have discharge planning and social service units.

Non-Physician         An individual holding a license issued by the applicable
Practitioner          licensing agency of the State of Texas who is enrolled in
Provider              the Texas Medicaid Program.

Clinical              An entity having a current certificate issued under the
Laboratory            Federal Clinical Laboratory Improvement Act (CLIA), and is
                      enrolled in the Texas Medicaid Program.

Rural Health          An institution which meets all of the criteria for
Clinic (RHC)          designation as a rural health  clinic and is enrolled in
                      the Texas Medicaid Program.

Local Health          A local health department established pursuant to Health
Department            and Safety Code, Title 2, Local Public Health
                      Reorganization Act section 121.031 ff.

Non-Hospital          A provider of health care services which is licensed and
Facility Provider     credentialed to provide services and is enrolled in the
                      Texas Medicaid Program.

School Based          Clinics located at school campuses that provide on site
Health Clinic         primary  and preventive care to children and adolescents.
(SBHC)

Chemical              A facility licensed by the Texas Commission on Alcohol
Dependency            and Drug Abuse (TCADA) under Sec. 464.002 of the Health
Treatment             and Safety Code to provide chemical dependency treatment.
Facility

Chemical              An individual licensed by TCADA under Sec. 504 of the
Dependency            Occupations Code to provide chemical dependency treatment
Counselor             or a master's level therapist (LMSW-ACP, LMFT or LPC)
                      with a minimum of two years of post-licensure experience
                      in chemical dependency treatment.

7.10              SPECIALTY CARE PROVIDERS

7.10.1 HMO must maintain specialty providers, actively serving within that specialty, including pediatric specialty providers and chemical dependency specialty providers, within the network in sufficient numbers and areas of practice to meet the needs of all Members requiring specialty care services.

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

7.11              SPECIAL HOSPITALS AND SPECIALTY CARE FACILITIES

7.11.1 HMO must include all medically necessary specialty services through its network specialists, sub-specialists and specialty care facilities (e.g., children's hospitals, licensed chemical dependency treatment facilities and tertiary care hospitals).

8.2               MEMBER HANDBOOK

8.2.1 HMO must mail each newly enrolled Member a Member Handbook no later than 5 working days after HMO receives the Enrollment File. The Member Handbook must be written at a 4th - 6th grade reading comprehension level. The Member Handbook must contain all critical elements specified by TDH. See Appendix D, Required Critical Elements, for specific details regarding content requirements. HMO must submit a Member Handbook to TDH for approval prior to the effective date of the contract unless previously approved (see Article 3.4.1 regarding the process for plan materials review).

8.4               MEMBER ID CARDS

8.4.2 HMO must issue a Member Identification Card (ID) to the Member within 5 working days from the date the HMO receives the monthly Enrollment File from the Enrollment Broker. The ID Card must include, at a minimum, the following: Member's name; Member's Medicaid number; either the issue date of the card or effective date of the PCP assignment; PCP's name, address, and telephone number; name of HMO; name of IPA to which the Member's PCP belongs, if applicable; the 24-hour, seven (7) day a week toll-free telephone number operated by HMO; the toll-free number for behavioral health care services; and directions for what to do in an emergency. The ID Card must be reissued if the Member reports a lost card, there is a Member name change, if Member requests a new PCP, or for any other reason which results in a change to the information disclosed on the ID Card.

9.2               MARKETING ORIENTATION AND TRAINING

9.2.1 HMO must require that all HMO staff having direct marketing contact with Members as part of their job duties and their supervisors satisfactorily complete HHSC's marketing orientation and training program, conducted by HHSC or health plan staff trained by HHSC, prior to engaging in marketing activities on behalf of HMO HHSC will notify HMO of scheduled orientations.

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

9.2.2 Marketing Policies and Procedures. HMO must adhere to the Marketing Policies and Procedures as set forth by the Health and Human Services Commission.

10.1              MODEL MIS REQUIREMENTS

10.1.3 HMO must have a system that can be adapted to the change in Business Practices/Policies within the timeframe negotiated between HHSC and the HMO.

10.1.3.1 HMO must notify and advise BIR of major systems changes and implementations. HMO is required to provide an implementation plan and schedule of proposed system change at the time of this notification.

10.1.3.2 BIR conducts a Systems Readiness test to validate the contractor's ability to meet the MMIS requirements. This is done through systems demonstration and performance of specific MMIS and subsystem functions. The System Readiness test may include a desk review and/or an onsite review and is conducted for the following events:

                  -        A new plan is brought into the program

                  -        An existing plan begins business in a new SDA

                  -        An existing plan changes location

                  -        An existing plan changes their processing system

10.1.3.3 Desk Review. HMO must complete and pass systems desk review prior to onsite systems testing conducted by HHSC.

10.1.3.4 Onsite Review. HMO is required to provide a detailed and comprehensive Disaster and Recovery Plan, and complete and pass an onsite Systems Facility Review during the State's onsite systems testing.

10.1.3.5 HMO is required to provide a Corrective Action Plan in response to HHSC Systems Readiness Testing Deficiencies no later than 10 working days after notification of deficiencies by HHSC.

10.1.3.6 HMO is required to provide representation to attend and participate in the HHSC Systems Workgroup as a part of the weekly Systems Scan Call.

10.1.9 HMO must submit a joint interface plan (JIP) in a format specified by HHSC. The JIP will include required information on all contractor interfaces that support the Medicaid Information Systems. The submission of the JIP will be in

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

                  coordination with plan's initial Readiness Review and any major systems change thereafter.

10.3              ENROLLMENT ELIGIBILITY SUBSYSTEM

(11) Send PCP assignment updates to HHSC or its designee, in the format specified by HHSC or its designee. Updates can be sent as often as daily but must be sent at least weekly.

12.1              FINANCIAL REPORTS

12.1.1 MCFS Report. HMO must submit the Managed Care Financial Statistical Report (MCFS) included in Appendix I. The report must be submitted to HHSC no later than 30 days after the end of each state fiscal year quarter (i.e., Dec. 30, March 30, June 30, Sept. 30) and must include complete and updated financial and statistical information for each month of the state fiscal year-to-date reporting period. The MCFS Report must be submitted for each claims processing subcontractor in accordance with this Article. HMO must incorporate financial and statistical data received by its delegated networks (IPAs, ANHCs, Limited Provider Networks) in its MCFS Report.

12.1.4 Final MCFS Reports. HMO must file two Final Managed Care Financial-Statistical Reports after the end of the second year of the contract for the first two-year portion of the contract and again after the third year of the contract for the third year (second portion) of the contract. The first final report must reflect expenses incurred through the 90th day after the end of the first two-year portion of the contract and again after the end of the third year of the contract for the third year (second portion) of the contract. The first final report must be filed on or before the 120th day after the end of each portion of the contract. The second final report must reflect data completed through the 334th day after the end of the second year of the contract for the first two year portion of the contract and again after the end of the third year of the contract for the third year (second portion) of the contract and must be filed on or before the 365th day following the end of each portion of the contract year.

12.5              PROVIDER NETWORK REPORTS

12.5.3 PCP Error Report. HMO must submit to the Enrollment Broker an electronic file summarizing changes in PCP assignments. The file must be submitted in a format specified by HHSC and can be submitted as often as daily but must be submitted at least weekly. When HMO receives a PCP assignment Error Report/File, HMO must send corrections to HHSC or its designee within five working days.

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

12.13             EXPEDITED PRENATAL OUTREACH REPORT

12.13 HMO must submit the Expedited Prenatal Outreach Report for each monthly reporting period in accordance with a format developed by HHSC in consultation with the HMOs. The report must include elements that demonstrate the level of effort and the outcomes of the HMO in outreaching to pregnant women for the purpose of scheduling and/or completing the initial obstetrical examination prior to 14 days after the receipt of the daily enrollment file by the HMO. Each monthly report is due by the last day of the month following each monthly reporting period.

13.1              CAPITATION AMOUNTS

13.1.2 Delivery Supplemental Payment (DSP). The monthly capitation amounts and the DSP amount are listed below.

---------------------------------------------------------------------------------
Risk Group                                             Monthly Capitation Amounts
---------------------------------------------------------------------------------
TANF Adults                                                      $190.93
---------------------------------------------------------------------------------
TANF Children > 12 Months of Age                                 $ 82.35
---------------------------------------------------------------------------------
Expansion Children > 12 Months of Age                            $ 74.94
---------------------------------------------------------------------------------
Newborns < or = 12 Months of Age                                 $418.60
---------------------------------------------------------------------------------
TANF Children < or = 12 Months of Age                            $418.60
---------------------------------------------------------------------------------
Expansion Children < or = 12 Months of Age                       $418.60
---------------------------------------------------------------------------------
Federal Mandate Children                                         $ 67.33
---------------------------------------------------------------------------------
CHIP Phase I                                                     $ 87.57
---------------------------------------------------------------------------------
Pregnant Women                                                   $230.56
---------------------------------------------------------------------------------
Disabled/Blind Administration                                    $ 14.00
---------------------------------------------------------------------------------

                  Delivery Supplemental Payment: A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO as provided below in the following amount: $3,164.40

13.1.3.1 Once HMO has received its capitation rates established by HHSC for the second or third year of this contract, HMO may terminate this contract as provided in Article 18.1.6.

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

13.1.7 HMO renewal rates reflect program increases appropriated by the 76th and 77th legislature for physician (to include THSteps providers) and outpatient facility services. HMO must report to HHSC any change in rates for participating physicians (to include THSteps providers) and outpatient facilities resulting from this increase. The report must be submitted to HHSC at the end of the first quarter of the FY2000, FY2001 and FY2002 contract years according to the deliverables matrix schedule set for HMO.

13.2              EXPERIENCE REBATE TO THE STATE

13.2.1 For the contract period, HMO must pay to TDH an experience rebate calculated in accordance with the tiered rebate method listed below based on the excess of allowable HMO STAR revenues over allowable HMO STAR expenses as measured by any positive amount on Line 7 of "Part 1: Financial Summary, All Coverage Groups Combined" of the annual Managed Care Financial-Statistical Report set forth in Appendix I, as reviewed and confirmed by TDH. TDH reserves the right to have an independent audit performed to verify the information provided by HMO.

                    Graduated Rebate Method
------------------------------------------------------------
   Net income before
taxes as a Percentage
    of Revenues               HMO Share          State Share
------------------------------------------------------------
       0% -  3%                 100%                  0%
------------------------------------------------------------
  Over 3% -  7%                  75%                 25%
------------------------------------------------------------
  Over 7% - 10%                  50%                 50%
------------------------------------------------------------
 Over 10% - 15%                  25%                 75%
------------------------------------------------------------
 Over 15%                         0%                100%
------------------------------------------------------------

13.2.2.1 The experience rebate for the HMO shall be calculated by applying the experience rebate formula in Article 13.2.1 to the sum of the net income before taxes (Financial Statistical Report, Part 1, Line 7) for all STAR Medicaid service areas contracted between the State and HMO.

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13.2.4            Population-Based Initiatives (PBIs) and Experience Rebates:
                  HMO may subtract from an experience rebate owed to the State, expenses for population-based health initiatives that have been approved by HHSC. A population-based initiative (PBI) is a project or program designed to improve some aspect of quality of care, quality of life, or health care knowledge for the Medicaid population that may also benefit the community as a whole. Value-added service does not constitute a PBI. Contractually required services and activities do not constitute a PBI.

13.2.5 There will be two settlements for payment(s) of the experience rebate for FY 2000-2001 and two settlements for payment(s) for the experience rebate for FY 2002. The first settlement for the specified time period shall equal 100 percent of the experience rebate as derived from Line 7 of Part 1 (Net Income Before Taxes) of the first final Managed Care Financial Statistical (MCFS) Report and shall be paid on the same day the first final MCFS Report is submitted to HHSC for the specified time period. The second settlement shall be an adjustment to the first settlement and shall be paid to HHSC on the same day that the second final MCFS Report is submitted to HHSC for that specified time period if the adjustment is a payment from HMO to HHSC. If the adjustment is a payment from HHSC to HMO, HHSC shall pay such adjustment to HMO within thirty (30) days of receipt of the second final MCFS Report. HHSC or its agent may audit or review the MCFS report. If HHSC determines that corrections to the MCFS reports are required, based on a HHSC audit/review of other documentation acceptable to HHSC, to determine an adjustment to the amount of the second settlement, then final adjustment shall be made within two years from the date that HMO submits the second final MCFS report. HMO must pay the first and second settlements on the due dates for the first and second final MCFS reports respectively as identified in Article 12.1.4. HHSC may adjust the experience rebate if HHSC determines HMO has paid affiliates amounts for goods or services that are higher than the fair market value of the goods and services in the service area. Fair market value may be based on the amount HMO pays a non-affiliate(s) or the amount another HMO pays for the same or similar service in the service area. HHSC has final authority in auditing and determining the amount of the experience rebate.

13.3              PERFORMANCE OBJECTIVES\INCENTIVES

13.3.1 Preventive Health Performance Objectives. Preventive Health Performance Objectives are contained in this contract at Appendix K. HMO must accomplish the performance objectives or a designated

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

                  percentage in order to be eligible for payment of financial incentives. Performance objectives are subject to change. HHSC will consult with HMO prior to revising performance objectives.

13.3.2 HMO will receive credit for accomplishing a performance objective upon receipt of accurate encounter data required under Article 10.5 and 12.2 of this contract and/or a Detailed Data Element Report from HMO with report format as determined by HHSC and aggregate data report by HMO in accordance with a report format as determined by HHSC (Performance Objective Report). Accuracy and completeness of the Detailed Data Element Report and the Aggregate Data Performance Objective Report will be determined by HHSC through an HHSC audit of the HMO claims processing system. If HHSC determines that the Detailed Data Element Report and Performance Objectives Report are sufficiently supported by the results of the HHSC audit, the payment of financial incentives will be made to HMO. Conversely, if the audit results do not support the reports as determined by HHSC, HMO will not receive payment of the financial incentive. HHSC may conduct provider chart reviews to validate the accuracy of the claims data related to HMO accomplishment of performance objectives. If the results of the chart review do not support the HMO claims system data or the HMO Detailed Data Element Report and the Performance Objectives Report, HHSC may recoup payment made to the HMO for performance objectives incentives.

13.3.3 HMO will also receive credit for performance objectives performed by other organizations if a network primary care provider or the HMO retains documentation from the performing organization which satisfies the requirements contained in Appendix K of this contract.

13.3.4 HMO will receive performance objective bonuses for accomplishing the following percentages of performance objectives:

------------------------------------------------------------------------
Percent of Each Performance             Percent of Performance Objective
  Objective Accomplished                    Allocations Paid to HMO
------------------------------------------------------------------------
        60% to 65%                                    20%
------------------------------------------------------------------------
        65% to 70%                                    30%
------------------------------------------------------------------------
        70% to 75%                                    40%
------------------------------------------------------------------------
        75% to 80%                                    50%
------------------------------------------------------------------------
        80% to 85%                                    60%
------------------------------------------------------------------------

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
------------------------------------------------------------------------
        85% to  90%                                   70%
------------------------------------------------------------------------
        90% to  95%                                   80%
------------------------------------------------------------------------
        95% to 100%                                   90%
------------------------------------------------------------------------
           100%                                      100%
------------------------------------------------------------------------

13.3.5 HMO must submit the Detailed Data Element Report and the Performance Objectives Report regardless of whether or not the HMO intends to claim payment of performance objective bonuses.

13.3.6 Payment of performance objective bonus is contingent upon availability of appropriations. If appropriations are not available to pay performance objective bonuses as set out below, HHSC will equitably distribute all available funds to each HMO that has accomplished performance objectives.

13.3.7            In addition to the capitation amounts set forth in Article
                  13.1.2. a performance premium of two dollars ($2.00) per Member month will be allocated by HHSC for the accomplishment of performance objectives.

13.3.8 The HMO must submit the Performance Objectives Report and the Detailed Data Element Report as referenced in Article 13.3.2, within 150 days from the end of each State fiscal year. Performance premiums will be paid to HMO within 120 days after the State receives and validates the data contained in each required Performance Objectives Report.

13.3.9 The performance objective allocation for HMO shall be assigned to each performance objective, described in Appendix K, in accordance with the following percentages:

-----------------------------------------------------------------------
                                       Percent of Performance Objective
     EPSDT SCREENS                              Incentive Fund
-----------------------------------------------------------------------
1. <12 months                                         12%
-----------------------------------------------------------------------
2.  12 to 24 months                                   12%
-----------------------------------------------------------------------
3.  25 months - 20 years                              20%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                       Percent of Performance Objective
     IMMUNIZATIONS                              Incentive Fund
-----------------------------------------------------------------------
4.  <12 months                                         7%
-----------------------------------------------------------------------
5.  12 to 24 months                                    5%
-----------------------------------------------------------------------

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                                       12

-----------------------------------------------------------------------
                                       Percent of Performance Objective
  ADULT ANNUAL VISITS                           Incentive Fund
-----------------------------------------------------------------------
6.  Adult Annual Visits                                3%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                       Percent of Performance Objective
      PREGNANCY VISITS                          Incentive Fund
-----------------------------------------------------------------------
7.  Initial prenatal exam                             15%
-----------------------------------------------------------------------
8.  Visits by Gestational Age                         14%
-----------------------------------------------------------------------
9.  Postpartum visit                                  12%
-----------------------------------------------------------------------

13.3.10 Compass 21 Encounter Data Conversion Performance Incentive. A Compass 21 encounter data conversion performance incentive payment will be paid by the State to each HMO that achieves the identified conversion performance standard for at least one month in the first quarter of SFY 2002 as demonstration of successful conversion to the C21 system. The encounter data conversion performance standard is as follows:

-----------------------------------------------------------------------
                                              Encounter Data Conversion
      Performance Objective                     Performance Incentive
-----------------------------------------------------------------------
Percentage of encounters submitted                       65%
that are successfully accepted into
C21
-----------------------------------------------------------------------

13.3.10.1 The amount of the incentive will be based on the total amount identified by the state for the encounter data conversion performance incentive pool ("Pool"). The pool will be equally distributed between all the HMOs that achieve the performance objective within the first quarter of SFY 2002. HMOs with multiple contracts with HHSC are eligible to receive only one allocation from the Pool. Required HMO performance for the identified objectives will be verified by HHSC for accuracy and completeness. The incentive will be paid only after HHSC has verified that HMO performance has met the required performance standard. Payments will be made in the second quarter of the fiscal year.

13.5.4            NEWBORN AND PREGNANT WOMAN PAYMENT PROVISIONS

13.5.4 Newborns who appear on the MAXIMUS daily enrollment file but do not appear on the MAXIMUS monthly enrollment or adjustment file before the end of the sixth month following the date of birth will not be retroactively enrolled into the HMO. HHSC will manually reconcile payment to the HMO for services provided from the date of birth for TP45 and all other eligibility categories of newborns. Payment will

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                                       13
                  cover services rendered from the effective date of the proxy ID number when first issued by the HMO regardless of plan assignment at the time the State-issued Medicaid ID number is received.

15.6              ASSIGNMENT

15.6 This contract was awarded to HMO based on HMO's qualifications to perform personal and professional services. HMO cannot assign this contract without the written consent of HHSC. This provision does not prevent HMO from subcontracting duties and responsibilities to qualified subcontractors. If HHSC consents to an assignment of this contract, a transition period of 90 days will run from the date the assignment is approved by HHSC so that Members' services are not interrupted and, if necessary, the notice provided for in Article 15,7 can be sent to Members. The assigning HMO must also submit a transition plan, as set out in Article 18.2.1, subject to HHSC's approval.

16.3              DEFAULT BY HMO

16.3.14.1         REMEDIES AVAILABLE TO HHSC FOR THIS HMO DEFAULT

                  All of the listed remedies are in addition to ail other remedies available to HHSC by law or in equity, are joint and several, and may be exercised concurrently or consecutively. Exercise of any remedy in whole or in part does not limit HHSC in exercising all or part of any remaining remedies.

                  For HMO's failure to meet any benchmark established by HHSC under this contract, or for failure to meet improvement targets, as identified by HHSC, HHSC may:

                  - Remove all or part of the THSteps component from the capitation paid to HMO

                  - Terminate the contract if the applicable conditions set out in Article 18.1.1 are met;

                  -        Suspend new enrollment as set out in Article 18.3;

                  - Assess liquidated money damages as set out in Article 18.4; and/or

                  - Require forfeiture of all or part of the TDI performance bond as set out in Article 18.9.

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                                       14

16.3.15           FAILURE TO PERFORM A MATERIAL DUTY OR RESPONSIBILITY

                  Failure of HMO to perform a material duty or responsibility as set out in this contract is a default under this contract and HHSC may impose one or more of the remedies contained within its provisions and all other remedies available to HHSC by law or in equity.

16.3.15.1         REMEDIES AVAILABLE TO HHSC FOR THIS HMO DEFAULT

                  All of the listed remedies are in addition to all other remedies available to HHSC by law or in equity, are joint and several, and may be exercised concurrently or consecutively. Exercise of any remedy in whole or in part does not limit HHSC in exercising all or part of any remaining remedies.

                  For HMO's failure to perform an administrative function under this contract, HHSC may:

                  - Terminate the contract if the applicable conditions set out in Article 18.1.1 are met;

                  -        Suspend new enrollment as set out in Article 18.3;

                  - Assess liquidated money damages as set out in Article 18.4; and/or

                  - Require forfeiture of all or part of the TDI performance bond as set out in Article 18.9.

18.1.6            TERMINATION BY HMO

18.1.6 HMO may terminate this contract if HHSC fails to pay HMO as required under Article XIII of this contract or otherwise materially defaults in its duties and responsibilities under this contract, or by giving notice no later than 30 days after receiving the capitation rates for the second or third contract years. Retaining premium, recoupment, sanctions, or penalties that are allowed under this contract or that result from HMO's failure to perform or HMO's default under the terms of this contract is not cause for termination.

18.2              DUTIES OF CONTRACTING PARTIES UPON TERMINATION

18.2.2 If the contract is terminated by HHSC for any reason other than federal or state funds for the Medicaid program no longer being available or if HMO terminates the contract based on lower capitation rates for the second or third contract years as set out in Article 13.1.3.1:

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                                       15

18.2.3 If the contract is terminated by HMO for any reason other than based on lower capitation rates for the second or third contract years as set out in Article 13.1.3.1:

Article XIX       TERM

19.1 The effective date of this contract is August 30, 1999. This contract will terminate on August 31, 2002, unless terminated earlier as provided for elsewhere in the contract.

4. The Appendices are amended by replacing page 10 of Appendix A "Standards for Quality Improvement Programs" to incorporate a change in item F, number 1 on recredentialing.

5. The Appendices are amended by deleting Appendix D, "Required Critical Elements," and replacing it with new Appendix D, "Required Critical Elements", as attached.

AGREED AND SIGNED by an authorized representative of the parties on August 24 2001.

Health and Human Services Commission               AMERIGROUP Texas, Inc.

By: /s/ Don A. Gilbert                             By: /s/ James D. Donovan
    ---------------------                              -----------------------
    Don A. Gilbert                                     James D. Donovan, Jr.
                                                       President & CEO

Approved as to Form:

/s/ [ILLEGIBLE]
-------------------------
Office of General Counsel

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                                       16

                                 AMENDMENT NO. 8
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                THE HEALTH AND HUMAN SERVICES COMMISSION AND HMO

This Amendment No. 8 is entered into between the Health and Human Services Commission (HHSC) and AMERIGROUP Texas, Inc. (HMO) in the Tarrant Service Area, to amend the 1999 Contract for Services between the Health and Human Services Commission and HMO. The effective date of this Amendment is the date HHSC Signs this Amendment. All other contract provisions remain in full force and effect. The Parties agree to amend the Contract as follows:

Article XVIII is amended to read as follows:

15.2              AMENDMENT AND CHANGE REQUEST PROCESS

15.2.1 HHSC and HMO may amend this contract if reductions in funding or appropriations make full performance by either party impracticable or impossible, and amendment could provide a reasonable alternative to termination. If HMO does not agree to the amendment, the contract may be terminated under Article XVIII.

15.2.2 This contract must be amended if either party discovers a material omission of a negotiated or required term, which is essential to the successful performance or maintaining compliance with the terms of the contract. The party discovering the omission must notify the other party of the omission in writing as soon as possible after discovery. If there is a disagreement regarding whether the omission was intended to be a term of the contract, the parties must submit the dispute to dispute resolution under Article 15.9.

15.2.3            This contract may be amended at any time by mutual agreement.

15.2.4 All amendments to this contract must be in writing and signed by both parties.

15.2.5 Any change in either party's obligations under this contract ("Change") requires a written amendment to the contract that is negotiated using the process outlined in Article 15.2.6.

15.2.6            Change Request Process.

October 30, 2001

                                                                          1 of 3

15.2.6.1 If federal or state laws, rules, regulations, policies or guidelines are adopted, promulgated, judicially interpreted or changed, or if contracts are entered into or changed, the effect of which is to alter the ability of either party to fulfill its obligations under this contract, the parties will promptly negotiate in good faith, using the process outlined in Article 15.2.6, appropriate modifications or alterations to the contract and any appendix (appendices) or attachments(s) made a part of this contract.

15.2.6.2          Change Order Approval Procedure

15.2.6.2.1 During the term of this contract, HHSC or HMO may propose changes in the services, deliverables, or other aspects of this contract ("Changes"), pursuant to the procedures set forth in this article.

15.2.6.2.2 If HHSC proposes a Change, it shall deliver to the HMO a written notice describing the proposed Change which includes the State's estimated fiscal impact on the HMO, if available ("Change Order Request"). HMO must respond to such proposal within 30 calendar days of receipt by preparing and delivering to HHSC, at no additional cost to HHSC a written document (a "Change Order Response"), that specifies:

15.2.6.2.2.1 The financial impact, if any, of the Change Order Request on the HMO and the manner in which such impact was calculated;

15.2.6.2.2.2 The effect, if any, of the Change Order Request on HMO's performance of its obligations under this contract, including the effect on the services or deliverables;

15.2.6.2.2.3 The anticipated time schedule for implementing the Change Order Request; and

15.2.6.2.2.4 Any other information requested in the Change Order Request or which is reasonably necessary for HHSC to make an informed decision regarding the proposal.

15.2.6.2.3 If HMO proposes a Change, it must deliver a HMO Change Order Request to HHSC that includes the proposed Change and information described in Articles 15.2.6.2.2.1 - 15.2.6.2.2.4 for a Change Order Response. HHSC must respond to HMO within 30 calendar days of receipt of this information.

15.2.6.2.4 Upon HHSC's receipt of a Change Order Request or a Change Order Response, the Parties shall negotiate a resolution of the requested

October 30,2001

                                                                          2 of 3

                  Change in good faith. The parties will exchange information in good faith in an attempt to agree upon the requested Change.

15.2.6.3 No Change to the services or deliverables or any other aspect of this contract will become effective without the written approval and execution of a mutually agreeable written amendment to this contract by HHSC and the HMO. Under no circumstances will the HMO be entitled to payment for any work or services rendered under a Change Order that has not been approved by HHSC in accordance with the Change Order Procedures.

15.2.7 The implementation of an amendment to this contract is subject to the approval of the Centers for Medicare and Medicaid Services (CMS, formerly called HCFA).

AGREED AND SIGNED by an authorized representative of the parties on December 13 2001.

Health and Human Services Commission             AMERIGROUP Texas, Inc.

By: /s/ Don A. Gilbert                           By: /s/ James D. Donovan, Jr.
    -----------------------                          ---------------------------
    Don A. Gilbert                                   James D. Donovan, Jr.
                                                     President and CEO

Approved as to Form:

[ILLEGIBLE]
--------------------------
Office of General Counsel

October 30, 2001

                                                                          3 of 3

                                AMENDMENT NO. 9
                                     TO THE
                           1999 CONTRACT FOR SERVICES
                                     BETWEEN
                  HEALTH AND HUMAN SERVICES COMMISSION AND HMO

This Amendment No. 9 is entered into between the Health and Human Services Commission (HHSC) and AMERIGROUP Texas, Inc. (HMO), to amend the Contract for Services between the Health and Human Services Commission and HMO in the Tarrant Service Area. The effective date of this amendment is January 1, 2002. The Parties agree to amend the Contract as follows:

1. Article XIII is amended to read as follows:

ARTICLE XIII PAYMENT PROVISIONS

13.1    CAPITATION AMOUNTS

13.1.2 HMO capitation rates listed below reflect program increases appropriated by the 76th and 77th legislatures for physician services (to include THSteps providers) and outpatient facility services. Rates will be increased starting January 1, 2002, to reflect increases in traditional fee-for-service payments for 1) Evaluation and Management Level 3 services (procedure code 99213), and 2) high-volume providers. The methodology for determining high-volume providers will be distributed to HMO by HHSC ("High-volume Provider Methodology"). The first rate increase will be effective January 1, 2002, and will reflect increases for procedure code 99213. Rate increases for high volume providers will be effective the first day of the month after the "High-volume Provider Methodology" is released by HHSC. The Methodology will state the amount of each increase (99213 and high-volume provider). Final rates with all increases included are shown in the table below.

13.1.2. HMO must submit reports to HHSC indicating the methodology used and must certify that the funds provided to the HMO for the pass through have been passed through to providers. HMO must use the reporting format specified by HHSC and follow the reporting schedule indicated on the HHSC deliverables matrix.






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
13.1.2.2  Capitation Rates


Risk Group                                  Monthly Capitation Amounts
TANF Adults                                       $191.90
TANF Children > 12 Months
of Age                                            $ 82.63

Expansion Children > 12
Months of Age                                     $ 75.42

Newborns ((Less than or equal to)
12 Months of Age)                                 $419.70

TANF Children (Less than or equal to)
12 Months of Age                                  $419.70

Expansion Children (Less than or equal to)
12 Months of Age                                  $419.70

Federal Mandate Children                          $ 67.46

CHIP Phase I                                      $ 87.76

Pregnant Women                                    $233.19

Disabled/Blind
Administration                                    $ 14.00


13.1.2.3 Delivery Supplemental Payment. A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO in the following amount: $3,164.40. HMO will receive a DSP for each live or still birth. The one-time payment is made regardless of whether there is a single or multiple births at time of delivery. A delivery is the birth of a liveborn infant, regardless of the duration of the pregnancy, or a stillborn (fetal death) infant of 20 weeks or more gestation. A delivery does not include a spontaneous or induced abortion, regardless of the duration of the pregnancy.

13.1.2.4 For an HMO Member who is classified in the Pregnant Women, TANF Adults, TANF Children >12 months, Expansion Children >12 months, Federal Mandate Children, or CHIP risk group, HMO will be paid the monthly capitation amount identified in Article 13.1.2 for each month of classification, plus the DSP amount identified in Article 13.1.2.

13.1.2.5 HMO must submit a monthly DSP Report (report) that includes the data elements specified by TDH. TDH will consult with contracted HMOs prior to revising the report data elements and requirements. The reports must be submitted to TDH in the format and time specified by TDH. The report must include only unduplicated deliveries. The report must include




                                                    PPAC Rate Increase Amendment
                                                                        12/12/01
          only deliveries for which HMO has made a payment for the delivery, to either a hospital or other provider. No DSP will be made for deliveries which are not reported by HMO to TDH within 210 days after the date of delivery, or within 30 days from the date of discharge from the hospital for the stay related to the delivery, whichever is later.

13.1.2.6 HMO must maintain complete claims and adjudication disposition documentation, including paid and denied amounts for each delivery. HMO must submit the documentation to TDH within five (5) days from the date of a TDH request for documents.

13.1.2.7 The DSP will be made by TDH to HMO within twenty (20) state working days after receiving an accurate report from HMO.

13.1.2.8 All infants of age equal to or less than twelve months (Newborns) in the TANF Children, Expansion Children, and Newborns risk groups will be capitated at the Newborns classification capitation amount in
          Article 13.1.2.

AGREED AND SIGNED by an authorized representative of the parties on ______________________________2001.

Health and Human Services Commission             Health Plan Name


By: _______________________                By: _______________________
     Don A. Gilbert                            James D. Donovan, Jr.



Approved as to Form:

___________________________
Office of General Counsel


                                                    PPAC Rate Increase Amendment
                                                                        12/12/01

                                  AMENDMENT 11
                          TO THE AGREEMENT BETWEEN THE

                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.

                               FOR HEALTH SERVICES
                                     TO THE
                              MEDICAID STAR PROGRAM
                                     IN THE
                          TARRANT SERVICE DELIVERY AREA

                                                  HHSC Contract No. 529-03-036-K

STATE OF TEXAS
COUNTY OF TRAVIS

                                  AMENDMENT 11
                          TO THE AGREEMENT BETWEEN THE
                       HEALTH & HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                               FOR HEALTH SERVICES
                                     TO THE
                                  STAR PROGRAM
                                     IN THE
                          TARRANT SERVICE DELIVERY AREA

                  THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP Texas, Inc. ("CONTRACTOR"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 2730 N. Stemmons Freeway, Suite 608, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

                  The Parties hereby agree to amend their Agreement as set forth in Article 2 of this Amendment.

                                   ARTICLE 1.

                                    PURPOSE

SECTION 1.01      AUTHORIZATION.

                  This Amendment is executed by the Parties in accordance with
Article 15.2 of the Agreement.

SECTION 1.02      GENERAL EFFECTIVE DATE OF CHANGES.

                  This Amendment is effective August 13, 2003.

                                   ARTICLE 2.

                   AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01      GENERAL.

                  This Amendment is to incorporate Federal regulations pertaining to recent amendments to the Balanced Budget Act. These regulations are found in 42 C.F.R. Parts 400, 430, 431, 434, 435, 438, 440, and 447.

SECTION 2.02      MODIFICATION OF ARTICLE 2, DEFINITIONS.

         The following provisions amend, modify and add to the definitions set forth in Article 2:

                           "ACTION means the denial or limited authorization of
                  a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial in whole or in part of payment for service; failure to provide services in a timely manner, the failure of an HMO to act within the timeframes set forth in this agreement and 42 C.F.R. Section 438.408(b); or for a resident of a rural area with only one HMO, the denial of a Medicaid Members' request to obtain services outside of the network.

                           APPEAL means the formal process by which a Member or
                  his or her representative request a review of an HMO's action, as defined above.

                           COLD-CALL MARKETING means any unsolicited personal
                  contact by the HMO with a potential Member for the purpose of marketing.

                           MEMBER COMPLAINT OR GRIEVANCE means an expression of
                  dissatisfaction about any matter other than an action, as defined above. As provided by 42 C.F.R. Section 438.400, possible subjects for complaints or grievances include, but are not limited to, the quality of care of services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the Member's rights.

                           EMERGENCY MEDICAL CONDITION, means a medical
                  condition manifesting itself by acute symptoms of recent onset and sufficient severity (including severe pain), such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical care could result in:

                           (a) placing the patient's health in serious jeopardy;

                           (b) serious impairment to bodily functions;

                           (c) serious dysfunction of any bodily organ or part;

                           (d) serious disfigurement; or

                           (e) in the case of a pregnant women, serious jeopardy to the health of a woman or her unborn child.

                           EXPERIENCE REBATE means the portion of the HMO's net
                  income before taxes (financial Statistical Report, Part 1, Line 14) that is returned to the state in accordance with
                  Section 13.2.

                           EXPEDITED APPEAL means an appeal to the HMO in which
                  the decision is required quickly based on the Member's health status and taking the time for a standard appeal could jeopardize the Member's life or health or ability to attain, maintain, or regain maximum function.

                           MARKETING means any communication from an HMO to a
                  Medicaid recipient who is not enrolled with the HMO that can reasonably be interpreted as intended to influence the recipient to enroll in that particular HMO's Medicaid product, or either to not enroll in, or to disenroll from another HMO's Medicaid product.

                           MARKETING MATERIALS means materials that are produced
                  in any medium by or on behalf of an HMO and can reasonably be interpreted as intended to market to potential enrollees.

                           MEMBER or ENROLLEE, means a person who: is entitled
                  to benefits under Title XIX of the Social Security Act and the Texas Medical Assistance Program (Medicaid), is in a Medicaid eligibility category included in the STAR Program, and is enrolled in the STAR Program.

                           POST-STABILIZATION CARE SERVICES means covered
                  services, related to an emergency medical condition that are provided after an Member is stabilized in order to maintain the stabilized condition, or, under the circumstances described in 42 C.F.R. Section 438.114(b)&(e) and 42 C.F.R.
                  Section 422.113(c)(iii) to improve or resolve the Member's condition.

                           SPECIAL HEALTH CARE NEEDS means Member with an
                  increased prevalence of risk of disability, including but not limited to: chronic physical or developmental condition; severe and persistent mental illness; behavioral or emotional condition that accompanies the Member's physical or developmental condition.

                           STABILIZE means to provide such medical care as to
                  assure within reasonable medical probability that no deterioration of the condition is likely to result from, or occur from, or occur during discharge, transfer, or admission of the Member."

SECTION 2.03      MODIFICATION TO ARTICLE 3.2, NON-PROVIDER SUBCONTRACTS

         Section 3.2 is modified to amend Section 3.2.4.3 add new Sections 3.2.6 and 3.2.7, as follows:

                           "3.2.4.3 [Contractor] understands and agrees that
                  neither HHSC, nor the HMO's Medicaid Members, are liable or responsible for payment for any services authorized and provided under this contract.

                           3.2.6 In accordance with 42 C.F.R. Section
                  438.230(b)(3), all subcontractors must be subject to a written monitoring plan, for any subcontractor carrying out a major function of the HMO's responsibility under this contract. For all subcontractors carrying out a major function of the HMO's contract responsibility, the HMO must prepare a formal monitoring process at least annually. HHSC may request copies of written monitoring plans and the results of the HMO's formal monitoring process.

                           3.2.7 In accordance with 42 C.F.R. Section
                  438.210(e), HMO may not structure compensation to utilization management subcontractors or entities to provide incentives to deny, limit, reduce, or discontinue medically necessary services to any Member."

SECTION 2.04 MODIFICATION TO SECTION 3.5, RECORDS REQUIREMENTS AND RECORDS RETENTION

         Section 3.5.5, Medical Records, is modified as follows:

                           "3.5.5 Medical Records. HMO must require, through
                  contractual provisions or provider manual, providers to create and keep medical records in compliance with the medical records standards contained in Appendix O, Standards for Medical Records. All medical records must be kept for at least five (5) years, except for records of rural health clinics, which must be kept for a period of six (6) years from the date of service."

SECTION 2.05      MODIFICATION TO SECTION 4.10, CLAIMS PROCESSING REQUIREMENTS

         Section 4.10.8 is modified as follows:

                           "4.10.8 HMO must comply with the standards adopted by
                  the U.S. Department of Health and Human Services under the Health Insurance Portability and Accountability Act of 1996 (HIPAA), Public Law 104-191, regarding submitting and receiving claims information through electronic data interchange (EDI) that allows for automated processing and adjudication of claims within the federally mandated timeframes (see 45 C.F.R. parts 160 through 164)."

SECTION 2.06 ADDITION TO ARTICLE 5, STATUTORY AND REGULATORY COMPLIANCE REQUIREMENTS

         Section 5.11 is added as follows:

                  "5.11  DATA CERTIFICATION

                           5.11.1 In accordance with 42 C.F.R. Sections 438.604
                  and 438.606, HMO must certify in writing:

                           (a) encounter data;

                           (b) delivery supplemental data and other data
                  submitted pursuant to this agreement or State or Federal law or regulation relating to payment for services.

                           5.11.2 The certification must be submitted to HHSC
                  concurrently with the certified data or other documents.

                           5.11.3 The certification must:

                           (a) be signed by the HMO's Chief Executive Officer;
                  Chief Financial Officer; or an individual with delegated authority to sign for, and who reports directly to, either the Chief Executive Officer or Chief Financial Officer; and

                           (b) contain a statement that to the best knowledge,
                  information and belief of the signatory, the HMO's certified data or information are accurate, complete, and truthful."

SECTION 2.07      SECTION 6.1, SCOPE OF SERVICES

         Section 6.1 is modified to add new section 6.1.9 as follows:

                           "6.1.9 In accordance with 42 C.F.R. Section 438.102,
                  HMO may file an objection to provide, reimburse for, or provide coverage of, counseling or referral service for a covered benefit, based on moral or religious grounds.

                           6.1.9.1 HMO must work with HHSC to develop a work
                  plan to complete the necessary tasks to be completed and determine an appropriate date for implementation of the requested changes to the requirements related to covered services. The work plan will include timeframes for completing the necessary contract and waiver amendments, adjustments to capitation rates, identification of HMO and enrollment materials needing revision, and notifications to Members.

                           6.1.9.2 In order to meet the requirements of Section
                  6.1.9.1, HMO must notify HHSC of grounds for and provide detail concerning its moral or religious objections and the specific services covered under the objection, no less than 120 days prior to the proposed effective date of the policy change.

                           6.1.9.3 HMO must notify all current Members of the
                  intent to change covered services at least 30 days prior to the effective date of the change in accordance with 42 C.F.R.
                  Section 438.102(b)(ii)(B).

                           6.1.9.4 HHSC will provide information to all current
                  Members on how and where to obtain the service that has been discontinued by the HMO in accordance with 42
                  C.F.R. Section 438.102(c)."

SECTION 2.08 ADDITION TO SECTION 6.4, CONTINUITY OF CARE AND OUT-OF-NETWORK PROVIDERS

         Section 6.4 is modified to add new Sections 6.4.6 and 6.4.7 as follows:

                           "6.4.6 HMO must provide Members with timely and
                  adequate access to out-of-network services for as long as those services are necessary and covered benefits not available within the network, in accordance with 42 C.F.R.
                  Section 438.206(b)(4). HMO will not be obligated to provide a Member with access to out-of-network services if such services become available from a network provider.

                           6.4.7 HMO must require through contract provisions or
                  the provider manual that each Member have access to a second opinion regarding the use of any health care service. A Member must be allowed access to a second opinion from a network provider or out-of-network provider if a network provider is not available, at no additional cost to the Member, in accordance with 42 C.F.R. Section 438.206(b)(3)."

SECTION 2.09      MODIFICATION OF SECTION 6.5, EMERGENCY SERVICES

         Section 6.5 is deleted in its entirety and replaced with the following language:

                           "6.5.1 HMO policy and procedures, covered benefits,
                  claims adjudication methodology, and reimbursement performance for emergency services must comply with all applicable state and federal laws and regulations including 42 C.F.R.
                  Section 438.114, whether the provider is in network or out of network.

                           6.5.2 HMO must pay for the professional, facility,
                  and ancillary services that are medically necessary to perform the medical screening examination and stabilization of HMO Member presenting as an emergency medical condition or an emergency behavioral health condition to the hospital emergency department, 24 hours a day, 7 days a week, rendered by either HMO's in-network or out-of-network providers.

                           6.5.2.1 For all out-of-network emergency services
                  providers, HMO will pay a reasonable and customary amount for emergency services. HMO policies and procedures must be consistent with this agreement's prudent lay person definition of an emergency medical condition and claims adjudication processes required under Section 7.6 of this agreement and 42 C.F.R. Section 438.114.

                           HMO will pay a reasonable and customary amount for
                  services for all out-of-network emergency services provider claims with dates of service between September 1, 2002 and November 30, 2002. HMO must forward any complaints submitted by out-of-network emergency services providers during this time to HHSC. HHSC will review all complaints and determine whether payments were reasonable and customary. HHSC will direct the HMO to pay a reasonable and customary amount, as determined by HHSC, if it concludes that the payments were not reasonable and customary for the provider.

                           6.5.2.2 For all out-of-network emergency services
                  provider claims with dates of service on or after December 1, 2002, HMO must pay providers a reasonable and customary amount consistent with a methodology approved by HHSC. HMO must submit its methodology, along with any supporting documentation, to HHSC by September 30, 2002. HHSC will review and respond to the information by November 15, 2002. HMO must forward any complaints by out-of-network emergency services providers to HHSC, which will review all complaints. If HHSC determines that payment is not consistent with the HMO's approved methodology, the HMO must pay the emergency services provider a rate, using the approved reasonable and customary methodology, as determined by HHSC. Failure to comply with this provision constitutes a default under Article 16, Default and Remedies.

                           6.5.3 HMO must ensure that its network primary care
                  providers (PCPs) have after-hours telephone availability that is consistent with Section 7.8.10 of this contract. This telephone access must be available 24 hours a day, 7 days a week throughout the service area.

                           6.5.4 HMO cannot require prior authorization as a
                  condition for payment for an emergency medical condition, an emergency behavioral health condition, or labor and delivery. HMO cannot limit what constitutes an emergency medical condition on the basis of lists of diagnoses or symptoms. HMO cannot refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the Member's primary care provider or HMO of the Member's screening and treatment within 10 calendar days of presentation for emergency services. HMO may not hold the Member who has an emergency medical condition liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient. HMO must accept the emergency physician or provider's determination of when the Member is sufficiently stabilized for transfer or discharge.

                           6.5.5 Medical Screening Examination for emergency
                  services. A medical screening examination needed to diagnose an emergency medical condition shall be provided in a hospital based emergency department that meets the requirements of the Emergency Medical Treatment and Active Labor Act (EMTALA) 42 C.F.R. Section 489.20, Section 489.24 and Section 438.114(6)&(c). HMO must pay for the emergency medical screening examination, as required by 42 U.S.C. Section 1395dd. HMOs must reimburse for both the physician's services and the hospital's emergency services, including the emergency room and its ancillary services.

                           6.5.6 Stabilization Services. When the medical
                  screening examination determines that an emergency medical condition exists, HMO must pay for emergency services performed to stabilize the Member. The emergency physician must document these services in the Member's medical record. HMOs must reimburse for both the physician's and hospital's emergency stabilization services including the emergency room and its ancillary services.

                           6.5.7 Post-stabilization Care Services. HMO must
                  cover and pay for post-stabilization care services in the amount, duration, and scope necessary to comply with 42 C.F.R.
                  Section 438.114(b)&(e) and 42 C.F.R 422.113(c)(iii). The HMO
                  is financially responsible for post-stabilization care services obtained within or outside the network that are not pre-approved by a plan provider or other HMO representative, but administered to maintain, improve, or resolve the Member's stabilized condition if:

                           (a) the HMO does not respond to a request for
                  preapproval within 1 hour;

                           (b) the HMO cannot be contacted;

                           (c) or the HMO representative and the treating
                  physician cannot reach an agreement concerning the Member's care and a plan physician is not available for consultation. In this situation, the HMO must give the treating physician the opportunity to consult with a plan physician and the treating physician may continue with care of the patient until an HMO physician is reached or the HMO's financial responsibility ends as follows: the HMO physician with privileges at the treating hospital assumes responsibility for the Member's care; the HMO physician assumes responsibility for the Member's care through transfer; the HMO representative and the treating physician reach an agreement concerning the Member's care; or the Member is discharged.

                           6.5.8 HMO must provide access to the HHSC-designated
                  Level I and Level II trauma centers within the State or hospitals meeting the equivalent level of trauma care. HMOs may make out-of-network reimbursement arrangements with the HHSC-designated Level I and Level II trauma centers to satisfy this access requirement."

SECTION 2.10 MODIFICATION OF SECTION 6.13, PEOPLE WITH DISABILITIES, SPECIAL HEALTH CARE NEEDS OR CHRONIC OR COMPLEX CONDITIONS

         Section 6.13 is deleted in its entirety and replaced with the following:

                           "6.13.1 HMO shall provide the following services to
                  persons with disabilities, special health care needs, or chronic or complex conditions. These services are in addition to the covered services described in detail in the Texas Medicaid Provider Procedures Manual (Provider Procedures Manual) and the Texas Medicaid Bulletin, which is the bi-monthly update to the Provider Procedures Manual. Clinical information regarding covered services is published by the Texas Medicaid program in the Texas Medicaid Service Delivery Guide.

                           6.13.2 HMO must develop and maintain a system and
                  procedures for identifying Members who have disabilities, special health care needs or chronic or complex medical and behavioral health conditions. Once identified, HMO must have effective health delivery systems to provide the covered services to meet the special preventive, primary acute, and specialty health care needs appropriate for treatment of the individual's condition. The guidelines and standards established by the American Academy of Pediatrics, the American College of Obstetrics/Gynecologists, the U.S. Public Health Service, and other medical and professional health organizations and associations' practice guidelines whose standards are recognized by HHSC must be used in determining the medically necessary services, assessment and plan of care for each individual.

                           6.13.2.1 In accordance with 42 C.F.R. 438.208(b)(3),
                  HMO shall provide information that identifies Members who the HMO has assessed as special health care needs Members to the State's enrollment broker. The information will be provided in a format to be specified by HHSC and updated by the 10th day of each month. In the event that a special health care needs Member changes health plans, HMO will work with receiving HMO to provide information concerning the results of the HMO's identification and assessment of that Member's needs, to prevent duplication of those activities.

                           6.13.3 HMO must require that the PCP for all persons
                  with disabilities, special health care needs or chronic or complex conditions develop a plan of care to meet the needs of the Member. The plan of care must be based on health needs, specialist(s) recommendations, and periodic reassessment of the Member's developmental and functional status and service delivery needs. HMO must require providers to maintain record keeping systems to ensure that each Member who has been identified with a disability or chronic or complex condition has an initial plan of care in the primary care provider's medical records, that Member agrees to that plan of care, and that the plan is updated as often as the Member's needs change, but at least annually.

                           6.13.4 HMO must provide a primary care and specialty
                  care provider network for persons with disabilities, special health care needs, or chronic or complex conditions. Specialty and subspecialty providers serving all Members must be Board Certified/Board Eligible in their specialty. HMO may request exceptions from HHSC for approval of traditional providers who are not board-certified or board eligible but who otherwise meet HMO's credentialing requirements.

                           6.13.5 HMO must have in its network PCPs and
                  specialty care providers that have documented experience in treating people with disabilities, special health care needs, or chronic or complex conditions, including children. For services to children with disabilities, special health care needs, or chronic or complex conditions, HMO must have in its network PCPs and specialty care providers that have demonstrated experience with children with disabilities, special health care needs, or chronic or complex conditions in pediatric specialty centers such as children's hospitals, medical schools, teaching hospitals and tertiary center levels.

                           6.13.6 HMO must provide information, education and
                  training programs to Members, families, PCPs, specialty physicians, and community agencies about the care and treatment available in HMO's plan for Members with disabilities, special health care needs, or chronic or complex conditions.

                           HMO must ensure Members with disabilities, special
                  health care needs, or chronic or complex conditions have direct access to a specialist.

                           6.13.7 HMO must coordinate care and establish
                  linkages, as appropriate for a particular Member, with existing community-based entities and services, including but not limited to: Maternal and Child Health, Children with Special Health Care Needs (CSHCN), the Medically Dependent Children Program (MDCP), Community Resource Coordination Groups (CRCGs), Interagency Council on Early Childhood Intervention (ECI), Home and Community-based Services (HCS), Community Living Assistance and Support Services (CLASS), Community Based Alternatives (CBA), In Home Family Support, Primary Home Care, Day Activity and Health Services (DAHS), Deaf/Blind Multiple Disabled waiver program and Medical Transportation Program (MTP).

                           6.13.8 HMO must include TDH approved pediatric
                  transplant centers, TDH designated trauma centers, and TDH designated hemophilia centers in its provider network (see Appendices E, F, and G for a listing of these facilities).

                           6.13.9 HMO must ensure Members with disabilities or
                  chronic or complex conditions have access to treatment by a multidisciplinary team when determined by the Member's PCP to be medically necessary for effective treatment, or to avoid separate and fragmented evaluations and service plans. The teams must include both physician and non-physician providers determined to be necessary by the Member's PCP for the comprehensive treatment of the Member. The team must:

                           6.13.9.1  Participate in hospital discharge planning;

                           6.13.9.2 Participate in pre-admission hospital
                  planning for non-emergency hospitalizations;

                           6.13.9.3 Develop specialty care and support service
                  recommendations to be incorporated into the primary care provider's plan of care;

                           6.13.9.4 Provide information to the Member and the
                  Member's family concerning the specialty care recommendations; and

                           6.13.9.5 HMO must develop and implement training
                  programs for primary care providers, community agencies, ancillary care providers, and families concerning the care and treatment of a Member with a disability or chronic or complex conditions.

                           6.13.10 HMO must identify coordinators of medical
                  care to assist providers who serve Members with disabilities and chronic or complex conditions and the Members and their families in locating and accessing appropriate providers inside and outside HMO's network.

                           6.13.11 HMO must assist, through information and
                  referral, eligible Members in accessing providers of non-capitated Medicaid services listed in Article 6.1.8, as applicable.

                           6.13.12 HMO must ensure that Members who require
                  routine or regular laboratory and ancillary medical tests or procedures to monitor disabilities, special health care needs, or chronic or complex conditions are allowed by HMO to receive the services from the provider in the provider's office or at a contracted lab located at or near the provider's office."

SECTION 2.11      MODIFICATION OF SECTION 7.1.3, TIMEFRAMES FOR ACCESS
REQUIREMENTS

         Section 7.1.3 is amended to add new Section 7.1.3.5, as follows:

                           "7.1.3.5 Prenatal Care within 2 weeks of request."

SECTION 2.12      MODIFICATION OF SECTION 7.2, PROVIDER CONTRACTS

         Section 7.2.8.1.1 is added and Section 7.2.9.2 is modified, as follows:

                           "7.2.8.2.1 [Provider] understands and agrees that the
                  HMO's Medicaid enrollees are not to be held liable for the HMO's debts in the event of the entity's insolvency in accordance with 42 C.F.R Section 438.106(a).

                           7.2.9.2 A provider who is terminated is entitled to
                  an expedited review process by HMO on request by the provider. HMO must make a good faith effort to provide written notice of the provider's termination to HMO's Members receiving primary care from, or who were seen on a regular basis by, the terminated provider within 15 days after receipt or issuance of the termination notice, in accordance with 42 C.F.R.
                  Section 438.10(f)(5). If a provider is terminated for reasons related to imminent harm to patient health, HMO must notify its Members immediately of the provider's termination.

                           7.2.12 Notice to Rejected Providers. In accordance
                  with 42 C.F.R. Section 438.129(a)(2), if an HMO declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision."

SECTION 2.13      MODIFICATION OF SECTION 7.7, PROVIDER QUALIFICATIONS - GENERAL

         The qualifications for a "Hospital" in Section 7.7 is replaced with the following language. Section 7.7 is retitled Section 7.7.1 and new
         Section 7.7.2, Provider Credentialing and Recredentialing is added to
         Section 7.7:

                           "7.7.1 PROVIDER QUALIFICATIONS-GENERAL

Provider                               Qualification
--------                               -------------
Hospital           An institution licensed as a general or special hospital
                   by the State of Texas under Chapter 241 of the Health and
                   Safety Code, which is enrolled as a provider in the Texas
                   Medicaid Program. HMO will require that all facilities in
                   the network used for acute inpatient specialty care for
                   people under age 21 with disabilities, special health
                   care needs, or chronic or complex conditions will have a
                   designated pediatric unit; 24 hour laboratory and blood
                   bank availability; pediatric radiological capability;
                   meet JCAHO standards; and have discharge planning and
                   social service units.  HMO may request exceptions to this
                   requirement for specific hospitals within their networks,
                   from HHSC."

                           "7.7.2 PROVIDER CREDENTIALING AND RECREDENTIALING

                           In accordance with 42 C.F.R. Section 438.214, HMO's
                  standard credentialing and recredentialing process must include the following provisions to determine whether physicians and other health care professionals, who are licensed by the State and who are under contract with HMO, are qualified to perform their services.

                           7.7.2.1 Written Policies and Procedures. MCO has
                  written policies and procedures for the credentialing process that includes MCO's initial credentialing of practitioners as well as its subsequent recredentialing, recertifying and/or reappointment of practitioners.

                           7.7.2.2 Oversight by Governing Body. The Governing
                  Body, or the group or individual to which the Governing Body has formally delegated the credentialing function, has reviewed and approved the credentialing policies and procedures.

                           7.7.2.3 Credentialing Entity. The plan designates a
                  credentialing committee or other peer review body, which makes recommendations regarding credentialing decisions.

                           7.7.2.4 Scope. The plan identifies those
                  practitioners who fall under its scope of authority and action. This shall include, at a minimum, all physicians, dentists, and other licensed health practitioners included in the review organization's literature for Members, as an indication of those practitioners whose service to Members is contracted or anticipated.

                           7.7.2.5 Process. The initial credentialing process
                  obtains and reviews verification of the following information, at a minimum:

                           a) The practitioner holds a current valid license to
                  practice;

                           b)  Valid DEA or CDS certificate, as applicable;

                           c) Graduation from medical school and completion of a
                  residency or other post-graduate training, as applicable;

                           d)  Work history;

                           e)  Professional liability claims history;

                           f) The practitioner holds current, adequate
                  malpractice insurance according to the plan's policy;

                           g) Any revocation or suspension of a state license or
                  DEA/BNDD number;

                           h) Any curtailment or suspension of medical staff
                  privileges (other than for incomplete medical records);

                           i) Any sanctions imposed by Medicaid and/or Medicare;

                           j) Any censure by the State or County Medical
                  Association;

                           k) MCO requests information on the practitioner from
                  the National Practitioner Data Bank and the State Board of Medical Examiners;

                           1) The application process includes a statement by
                  the Applicant regarding: (This information should be used to evaluate the practitioner's current ability to practice.)

                           m) Any physical or mental health problems that may
                  affect current ability to provide health care;

                           n) Any history of chemical dependency/substance
                  abuse;

                           o) History of loss of license and/or felony
                  convictions;

                           p) History of loss or limitation of privileges or
                  disciplinary activity; and

                           q) An attestation to correctness/completeness of the
                  application.

                           7.2.2.6 There is an initial visit to each potential
                  primary care practitioner's office, including documentation of a structured review of the site and medical record keeping practices to ensure conformance with MCO's standards.

                           7.7.2.7 Recredentialing. A process for the periodic
                  reverification of clinical credentials (recredentialing, reappointment, or recertification) is described in MCO's policies and procedures.

                           7.7.2.8 There is evidence that the procedure is
                  implemented at least every three years.

                           7.7.2.9 MCO conducts periodic review of information
                  from the National Practitioner Data Bank, along with performance data on all physicians, to decide whether to renew the participating physician agreement. At a minimum, the recredentialing, recertification or reappointment process is organized to verify current standing on items listed in "E-1" through "E-7" and item "E-13" above.

                           7.7.2.10 The recredentialing, recertification or
                  reappointment process also includes review of data from: a) Member complaints and b) results of quality reviews.

                           7.7.2.11 Delegation of Credentialing Activities. If
                  MCO delegates credentialing (and recredentialing, recertification, or reappointment) activities, there is a written description of the delegated activities, and the delegate's accountability for these activities. There is also evidence that the delegate accomplished the credentialing activities. MCO monitors the effectiveness of the delegate's credentialing and reappointment or recertification process.

                           7.7.2.12 Retention of Credentialing Authority. MCO
                  retains the right to approve new providers and sites and to terminate or suspend individual providers. MCO has policies and procedures for the suspension, reduction or termination of practitioner privileges.

                           7.7.2.13 Reporting Requirement. There is a mechanism
                  for, and evidence of implementation of, the reporting of serious quality deficiencies resulting in suspension or termination of a practitioner, to the appropriate authorities. MCO will implement and maintain policies and procedures for disciplinary actions including reducing, suspending, or terminating a practitioner's privileges.

                           7.7.2.14 Appeals Process. There is a provider
                  appellate process for instances where MCO chooses to reduce, suspend or terminate a practitioner's privileges with the organization.

SECTION 2.14      MODIFICATION OF SECTION 7.8, PRIMARY CARE PROVIDERS

         Section 7.8.1.1 is added and Sections 7.8.8 and 7.8.11.4 are modified with the following language:

                           "7.8.1.1 HMO must provide supporting documentation,
                  as specified and requested by the State, to verify that their provider network meets the requirements of this contract at the time the HMO enters into a contract and at the time of a significant change as required by 42 C.F.R. Section 438.207(b). A significant change can be, but is not limited to, change in ownership (purchase, merger, acquisition), new start-up, bankruptcy, and/or a major subcontractor change directly affecting a provider network such as (IPA's, BHO, medical groups, etc.).

                           7.8.8 The PCP for a Member with disabilities, special
                  health care needs, or chronic or complex conditions may be a specialist who agrees to provide PCP services to the Member. The specialty provider must agree to perform all PCP duties required in the contract and PCP duties must be within the scope of the specialist's license. Any interested person may initiate the request for a specialist to serve as a PCP for a Member with disabilities, special health care needs, or chronic or complex conditions.

                           7.8.11.4 HMO must require PCPs for children under the
                  age of 21 to provide or arrange to have provided all services required under Section 6.8 relating to Texas Health Steps, Section

                  6.9 relating to Perinatal Services, Section 6.10 relating to Early Childhood Intervention, Section 6.11 relating to WIC,
                  Section 6.13 relating to People With Disabilities, special health care needs, or chronic or complex conditions, and
                  Section 6.14 relating to Health Education and Wellness and Prevention Plans. PCP must cooperate and coordinate with HMO to provide Member and the Member's family with knowledge of and access to available services."

SECTION 2.15      MODIFICATION OF SECTION 8.2, MEMBER HANDBOOK

         Section 8.2.4 is added with the following language:

                           "8.2.4 In accordance with 42 C.F.R. Section 438.100,
                  HMO must maintain written policies and procedures for informing Members of their rights and responsibilities. HMO must notify its Members of their right to request a copy of these rights and responsibilities."

SECTION 2.16      MODIFICATION OF SECTION 8.5, MEMBER COMPLAINTS

         Section 8.5 is deleted in its entirety and replaced with the following language:

                           "8.5  MEMBER COMPLAINT AND APPEAL SYSTEM

                           HMO must develop, implement and maintain a Member
                  complaint and appeal system that complies with the requirements in applicable federal and state laws and regulations, including 42 C.F.R. Section 431.200 and 42 C.F.R.
                  Part 483, Subpart F, "Grievance System;" and the provisions of 1 T.A.C. Chapter 357 relating to managed care organizations. The complaint and appeal system must include a complaint process, an appeal process, and access to HHSC's Fair Hearing System. The procedures must be reviewed and approved in writing by HHSC. Modifications and amendments to the Member complaint and appeal system must be submitted to HHSC at least 30 days prior to the implementation of the modification or amendment.

                           For purposes of Section 8.5., an "authorized
                  representative" is any person or entity acting on behalf of the Member and with the Member's written consent. A provider may be an "authorized representative."

                           8.5.1  MEMBER COMPLAINT PROCESS

                           8.5.1.1 HMO must have written policies and procedures
                  for receiving, tracking, responding to, reviewing, reporting and resolving complaints by Members or their authorized representatives.

                           8.5.1.2 HMO must resolve complaints within 30 days
                  from the date that the complaint was received. The complaint procedure must be the same for all Members under this contract. The Member or Member's authorized representative may file a complaint either orally or in writing. HMO most also inform Members how to file a complaint directly with HHSC.

                           8.5.1.3 HMO must designate an officer of HMO who has
                  primary responsibility for ensuring that complaints are resolved in compliance with written policy and within the time required. An "officer" of HMO means a president, vice president, secretary, treasurer, or chairperson of the board for a corporation, the sole proprietor, the managing general partner of a partnership, or a person having similar executive authority in the organization.

                           8.5.1.4 HMO must have a routine process to detect
                  patterns of complaints. The process must involve management, supervisory, and quality improvement staff in the development of policy and procedural improvements to address the complaints.

                           8.5.1.5 HMO's complaint procedures must be provided
                  to Members in writing and through oral interpretive services. A written description of HMO's complaint procedures must be available in prevalent non-English languages identified by HHSC, at a 4th to 6th grade reading level. HMO must include a written description of the complaint process in the Member Handbook. HMO must maintain and publish in the Member Handbook, at least one local and one toll-free telephone number with TeleTypewriter/Telecommunications Device for the Deaf (TTY/TTD) and interpreter capabilities for making complaints.

                           8.5.1.6 HMO's process must require that every
                  complaint received in person, by telephone or in writing must be acknowledged and recorded in a written record and logged with the following details: date; identification of the individual filing the complaint; identification of the individual recording the complaint; nature of the complaint; disposition of the complaint (i.e., how the HMO resolved the complaint); corrective action required; and date resolved.

                           8.5.1.7 HMO is prohibited from discriminating or
                  taking punitive action against a Member or his or her representative for making a complaint.

                           8.5.1.8 If the Member makes a request for
                  disenrollment, the HMO shall give the Member information on the disenrollment process and direct the Member to the Enrolment Broker. If the request for disenrollment includes a complaint by the Member, the complaint will be processed separately from the disenrollment request, through the complaint process.

                           8.5.1.9 HMO will cooperate with the Enrollment
                  Broker, HHSC, and HHSC's Member resolution service contractors to resolve all Member complaints. Such cooperation may include, but is not limited to, providing information or assistance to internal complaint committees.

                           8.5.1.10 HMO must provide designated staff to assist
                  Members in understanding and using HMO's complaint system. HMO's designated staff must assist Members in writing or filing a complaint and monitoring the complaint through the HMO's complaint process until the issue is resolved.

                           8.5.2  STANDARD MEMBER APPEAL PROCESS

                           8.5.2.1 HMO must develop, implement and maintain an
                  appeal procedure that complies with the requirements in federal laws and regulations, including 42 C.F.R. Section
                  431.200 and 42 C.F.R. Part 438, Subpart F, "Grievance System." An appeal is a disagreement with an "action" as defined in
                  Article 2 of the Contract. The appeal procedure must be the same for all Members. When a Member or his or her authorized representative expresses orally or in writing any dissatisfaction or disagreement with an action, the HMO must regard the expression of dissatisfaction as a request to appeal an action.

                           8.5.2.2 A Member must file a request for an internal
                  appeal within 30 days from receipt of the notice of the action. To ensure continuation of currently authorized services, however, the Member must file the appeal on or before the later of: 10 days following the HMO's mailing of the notice of the action or the intended effective date of the proposed action.

                           8.5.2.3 HMO must designate an officer who has primary
                  responsibility for ensuring that appeals are resolved in compliance with written policy and within the time required. An "officer" of HMO means a president, vice president, secretary, treasurer, or chairperson of the board for a corporation, the sole proprietor, the managing general partner of a partnership, or a person having similar executive authority in the organization.

                           8.5.2.4 The provisions of Article 21.58A, Texas
                  Insurance Code, relating to a Member's right to appeal an adverse determination made by HMO or a utilization review agent by an independent review organization, do not apply to a Medicaid recipient. Federal fair hearing requirements (Social Security Act Section 1902a(3), codified at 42 C.F.R. Section 431.200 et. seq.) require the agency to make a final decision after a fair hearing, which conflicts with the State requirement that the IRO make a final decision. Therefore, Article 21.58A is pre-empted by the federal requirement.

                           8.5.2.5 HMO must have policies and procedures in
                  place outlining the role of HMO's Medical Director for an appeal of an action. The Medical Director must have a significant role in monitoring, investigating and hearing appeals. In accordance with 42 C.F.R. Section 438.406, the HMO's policies and procedures must require that individuals who make decisions on appeals were not involved in any previous level of review or decision-making, and, are health care professionals who have the appropriate clinical expertise, as determined by HHSC, in treating the Member's condition or disease.

                           8.5.2.6 HMO must provide designated staff to assist
                  Members in understanding and using HMO's appeal process. HMO's designated staff must assist Members in writing or filing an appeal and monitoring the appeal through the HMO's appeal process until the issue is resolved.

                           8.5.2.7 HMO must have a routine process to detect
                  patterns of appeals. The process must involve management, supervisory, and quality improvement staff in the development of policy and procedural improvements to address the appeals.

                           8.5.2.8 HMO's appeal procedures must be provided to
                  Members in writing and through oral interpretive services. A written description of HMO's appeal procedures must be available in prevalent non-English languages identified by HHSC, at a 4th to 6th grade reading level. HMO must include a written description in the Member Handbook. HMO must maintain and publish in the Member Handbook at least one local and one toll-free telephone number with TTY/TTD and interpreter capabilities for requesting an appeal of an action.

                           8.5.2.9 HMO's process must require that every oral
                  appeal received must be confirmed by a written, signed appeal by the Member or his or her representative, unless the Member or his or her representative requests an expedited resolution. All appeals must be recorded in a written record and logged with the following details: date notice is sent; effective date of the action; date the Member or his or her representative requested the appeal; date the appeal was followed up in writing; identification of the individual filing; nature of the appeal; disposition of the appeal; notice of disposition to Member.

                           8.5.2.10 HMO must send a letter to the Member within
                  5 business days acknowledging receipt of the appeal request. Except as provided in Section 8.5.3.2, HMO must complete the entire appeal process within 30 calendar days after receipt of the initial written or oral request for appeal. The timeframe may be extended up to 14 calendar days if the Member requests an extension; or the HMO shows that there is a need for additional information and how the delay is in the Member's interest. If the timeframe is extended, the HMO must give the Member written notice of the reason for delay if the Member had not requested the delay.

                           8.5.2.11 During the appeal process, HMO must provide
                  the Member a reasonable opportunity to present evidence, any allegations of fact or law, in person as well as in writing. The HMO must inform the Member of the time available for providing this information, and in the case of an expedited resolution, that limited time will be available (see Section 8.5.3.2).

                           8.5.2.12 HMO must provide the Member and his or her
                  representative opportunity, before and during the appeals process, to examine the Member's case file, including medical records and any other documents considered during the appeal process. HMO must include, as parties to the appeal, the Member and his or her representative or the legal representative of a deceased Member's estate.

                           8.5.2.13 In accordance with 42 C.F.R. Section
                  438.420, HMO must continue the Member's benefits currently being received by the Member, including the benefit that is the subject of the appeal, if all of the following criteria are met: 1) the Member or his or her representative files the appeal timely (as defined in Section 8.5.2.2); 2) the appeal involves the termination, suspension, or reduction of a previously authorized course of treatment; 3) the services were ordered by an authorized provider; 4) the original period covered by the original authorization has not expired; and 5) the Member requests an extension of the benefits. If, at the Member's request, the HMO continues or reinstates the Member's benefits while the appeal is pending, the benefits must be continued until one of the following occurs: the Member withdraws the appeal; 10 days pass after the HMO mails the notice, providing the resolution of the appeal against the Member, unless the Member, within the 10-day timeframe, has requested a State fair hearing with continuation of benefits until a State fair hearing decision can be reached; a state fair hearing office issues a hearing decision adverse to the Member; the time period or service limits of a previously authorized service has been met.

                           8.5.2.14 In accordance with 42 C.F.R. Section
                  438.420(d), if the final resolution of the appeal is adverse to the Member, and upholds the HMO's action, then to the extent that the services were furnished to comply with Section 8.5.2.13, the HMO may recover such costs from the Member.

                           8.5.2.15 If the HMO or state fair hearing officer
                  reverses a decision to deny, limit, or delay services that were not furnished while the appeal was pending, the HMO must authorize or provide the disputed services promptly, and as expeditiously as the Member's health condition requires.

                           8.5.2.16 If the HMO or state fair hearing officer
                  reverses a decision to deny authorization of services and the Member received the disputed services while the appeal was pending, the HMO will be responsible for the payment of services.

                           8.5.2.17 HMO is prohibited from discriminating
                  against a Member or his or her representative for making an appeal.

                           8.5.3  EXPEDITED HMO APPEALS

                           8.5.3.1 In accordance with 42 C.F.R Section 438.410,
                  HMO must establish and maintain an expedited review process for appeals, when the HMO determines (for a request from a Member) or the provider indicates (in making the request on the Member's behalf or supporting the Member's request) that taking the lime for a standard resolution could seriously jeopardize the Member's life or health. HMO must follow all appeal requirements for standard Member appeals, as set forth in Section 8.5.2, except where differences are specifically noted. Requests for expedited appeals must be accepted orally or in writing.

                           8.5.3.2 HMO must complete investigation and
                  resolution of an appeal relating to an ongoing emergency or denial of continued hospitalization: (1) in accordance with the medical or dental immediacy of the case; and (2) not later than one business day after the complainant's request for appeal is received.

                           8.5.3.3 Members must exhaust the HMO's expedited
                  appeal process before making a request for an expedited state fair hearing. After HMO receives the request for an expedited appeal, it must hear an approved requests for a Member to have an expedited appeal and notify the Member of the outcome of the appeal within

                  3 business days, except as stated in 8.5.3.2. This timeframe may be extended up to 14 calendar days if the Member requests an extension; or the HMO shows (to the satisfaction of HHSC, upon HHSC's request) that there is a need for additional information and how the delay is in the Member's interest. If the timeframe is extended, the HMO must give the Member written notice of the reason for delay if the Member had not requested the delay.

                           8.5.3.4 If the decision is adverse to the Member,
                  procedures relating to the notice in Section 8.5.5 must be followed. The HMO is responsible for notifying the Member of their rights to access an expedited state fair hearing. HMO will be responsible for providing documentation to the State and the Member, indicating how the decision was made, prior to state's expedited fair hearing.

                           8.5.3.5 The HMO must ensure that punitive action is
                  neither taken against a provider who requests an expedited resolution or supports a Member's request.

                           8.5.3.6 If the HMO denies a request for expedited
                  resolution of an appeal, it must: (1) transfer the appeal to the timeframe for standard resolution set forth in Section 8.5.2, and (2) make a reasonable effort to give the Member prompt oral notice of the denial, and follow up within two calendar days with a written notice.

                           8.5.4  ACCESS TO STATE FAIR HEARING

                           8.5.4.1 HMO must inform Members that they generally
                  have the right to access the state fair hearing process in lieu of the internal appeal system provided by HMO procedures set forth in Sections 8.5.2 and 8.5.3. The notice must comply with the requirements of 1 T.A.C. Chapter 357. In the case of an expedited State Fair Hearing Process, the HMO must inform the Member that he or she must first exhaust the HMO's internal expedited appeal process.

                           8.5.4.2 HMO must notify Members that they may be
                  represented by an authorized representative in the state fair hearing process.

                           8.5.5 NOTICES OF ACTION AND DISPOSITION OF APPEALS

                           8.5.5.1 NOTICE OF ACTION. HMO must notify the Member,
                  in accordance with 1 T.A.C. Chapter 357, whenever HMO takes an action as defined in Article 2 of this contract. The notice must contain the following information:

                           (a) the action the HMO or its contractor has taken or
                  intends to take;

                           (b) the reasons for the action;

                           (c) the Member's right to access the HMO internal
                  appeal process, as set forth in Sections 8.5.2 and 8.5.3, and/or to access to the State Fair Hearing Process as provided in Section 8.5.4;

                           (d) the procedures by which Member may appeal HMO's
                  action;

                           (e) the circumstances under which expedited
                  resolution is available and how to request it;

                           (f) the circumstances under which a Member can
                  continue to receive benefits pending resolution of the appeal (see Section 8.5.2.13), how to request that benefits be continued, and the circumstances under which the Member may be required to pay the costs of these services;

                           (g) the date the action will be taken;

                           (h) a reference to the HMO policies and procedures
                  supporting the HMO's action;

                           (i) an address where written requests may be sent and
                  a toll-free number that the Member can call to request the assistance of a Member representative, file an appeal, or request a Fair Hearing;

                           (j) an explanation that Members may represent
                  themselves, or be represented by a provider, a friend, a relative, legal counsel or another spokesperson;

                           (k) a statement that if the Member wants a HHSC Fair
                  Hearing on the action, Member must make, in writing, the request for a Fair Hearing within 90 days of the date on the notice or the right to request a hearing is waived;

                           (I) a statement explaining that HMO must make its
                  decision within 30 days from the date the appeal is received by HMO, or 3 business days in the case of an expedited appeal; and a statement explaining that the hearing officer must make a final decision within 90 days from the date a Fair Hearing is requested; and

                           (m) any other information required by 1 T.A.C.
                  Chapter 357 that relates to a managed care organization's notice of action.

                           8.5.5.2  TIMEFRAME FOR NOTICE OF ACTION

                           In accordance with 42 C.F.R. Section 438.404(c), the
                  HMO must mail a notice of action within the following timeframes:

                           (1) For termination, suspension, or reduction of
                  previously authorized Medicaid-covered services, within the timeframes specified in 42 C.F.R. Sections 431.211, 431.213, and 431.214.

                           (2) For denial of payment, at the time of any action
                  affecting the claim.

                           (3) For standard service authorization decisions that
                  deny or limit services, within the timeframe specified in 42 C.F.R. Section 438.210(d)(1).

                           (4) If the HMO extends the timeframe in accordance
                  with 42 C.F.R. Section 438.210(d)(1), it must--

                           (a) Give the Member written notice of the reason for
                  the decision to extend the timeframe and inform the Member of the right to file a grievance if he or she disagrees with that decision; and

                           (b) Issue and carry out its determination as
                  expeditiously as the Member's health condition requires and no later than the date the extension expires.

                           (5) For service authorization decisions not reached
                  within the timeframes specified in 42 C.F.R. Section 438.210(d) (which constitutes a denial and is thus an adverse action), on the date that the timeframes expire.

                           (6) For expedited service authorization decisions,
                  within the timeframes specified in 42 C.F.R. Section
                  438.210(d).

                           8.5.5.3. NOTICE OF DISPOSITION OF APPEAL. In
                  accordance with 42 C.F.R. Section 438.408(e), HMO must provide written notice of disposition of all appeals including expedited appeals. The written resolution notice must include the results and date of the appeal resolution. For decisions not wholly in the Members favor, the notice must contain:

                           (a) the right to request a fair hearing,

                           (b) how to request a state fair hearing,

                           (c) the circumstances under which the Member can
                  continue to receive benefits pending a hearing (see Section 8.5.2.13),

                           (d) how to request the continuation of benefits,

                           (e) if the HMO's action is upheld in a hearing, the
                  Member may be liable for the cost of any services famished to the Member while the appeal is pending; and

                           (f) any other information required by 1 T.A.C.
                  Chapter 357 that relates to a managed care organization's notice of disposition of an appeal."

                           8.5.5.4 TIMEFRAME FOR NOTICE OF RESOLUTION OF
                  APPEALS. In accordance with 42 C.F.R. Section 438.408, HMO must provide written notice of resolution of appeals, including expedited appeals, as expeditiously as the Member's health condition requires, but the notice must not exceed the timelines as provided in 8.5.2 or 8.5.3. For expedited resolution of appeals, HMO must make reasonable efforts to give the Member prompt oral notice of resolution of the appeal, and follow up with a written notice within the timeframes set forth in Section 8.5.3. If the HMO denies a request for expedited resolution of an appeal, HMO must transfer the appeal to the timeframe for standard resolution as provided in Section 8.5.2. and make reasonable efforts to give the Member prompt oral notice of the denial, and follow up within two calendar days with a written notice."

SECTION 2.17      DELETION OF SECTION 8.6, MEMBER NOTICE, APPEALS AND FAIR
HEARINGS

         Section 8.6 is deleted in its entirety. (Information concerning Member appeals and fair hearings is now located in Section 8.5 above.)

                           8.6 [deleted]

SECTION 2.18 MODIFICATION OF SECTION 9.01, MARKETING MATERIAL MEDIA AND DISTRIBUTION

         New Section 9.1. l is added as follows:

                           "9.1.1 HMO may not make any assertion or statement
                  (orally or in writing) it is endorsed by the CMS, a Federal or State government or agency, or similar entity."

SECTION 2.19 MODIFICATION OF SECTION 10.7, UTILIZATION/QUALITY IMPROVEMENT SUBSYSTEM

         In Section 10.7, requirements 5 and 9 from the "Functions and Features" provision are deleted.

SECTION 2.20 MODIFICATION OF SECTION 10.12, HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA) COMPLIANCE

         Section 10.12 is modified to add new Section 10.12.1 as follows:

                           "10.12.1 HMO must provide its Members with a privacy
                  notice as required by HIPAA. The 4th to 6th grade reading level has been waived for the notices and are allowable at a 12th grade reading level. The HMO is not required to send the notice out in Spanish but must reference on their English notice, in Spanish, where to call to obtain a copy. HMO must provide HHSC with a copy of their privacy notice for filing, but does not need to have HHSC approval."

SECTION 2.21 MODIFICATION OF SECTION 17.1, QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT PROGRAM

         Sections 11.1, and 11.5 are deleted and replaced with the following language:

                           "11.1    QUALITY ASSESSMENT AND PERFORMANCE
                                    IMPROVEMENT PROGRAM

                           HMO must develop, maintain, and operate a quality
                  assessment and performance improvement program consistent with the requirements of 42 C.F.R. Section 438.240 and Sections 10.7, 12.10 and Appendix A of this agreement.

                           11.5 Behavioral Health Integration into QIP. If an
                  HMO provides behavioral health services, it must integrate behavioral health into its quality assessment and performance improvement program and include a systematic and on-going process for monitoring, evaluating, and improving the quality and appropriateness of behavioral health care services provided to Members. HMO must collect data, monitor and evaluate for improvements to physical health outcomes resulting from behavioral health integration into the overall care of the Member."

SECTION 2.22 MODIFICATION TO ARTICLE 11, QUALITY ASSURANCE AND QUALITY IMPROVEMENT PROGRAM

         Article 11 is modified to add new Section 11.7, Practice Guidelines.

                           "11.7  PRACTICE GUIDELINES

                           In accordance with 42 C.F.R. Section 438.236, HMO
                  must adopt practice guidelines, that are based on valid & reliable clinical evidence or a consensus of health care professionals in the particular field; consider the needs of the HMO's Members; are adopted in consultation with contracting health care professionals; and are reviewed and updated periodically as appropriate. The HMO must disseminate the guidelines to all affected providers and, upon request to Members and potential Members. The HMO's decisions regarding utilization management, member education, coverage of services, and other areas included in the guidelines, must be consistent with the HMO's guidelines."

SECTION 2.23      MODIFICATION OF ARTICLE 12, REPORTING REQUIREMENTS

         Section 12.6, Member Complaints is replaced with the following language. Sections 12.8, Utilization Management Reports - Behavioral Health and 12.9, Utilization Management Reports - Physical Health are deleted and replaced with new Section 12.8, Utilization Management Reports, as follows:

                           "12.6  MEMBER COMPLAINTS & APPEALS

                           HMO must submit a quarterly summary report of Member
                  complaints and appeals. HMO must also report complaints and appeals submitted to its subcontracted risk groups (e.g., IPAs). The complaint and appeals report must be submitted not later than 45 days following the end of the state fiscal quarter in a format specified by HHSC.

                           12.8  UTILIZATION MANAGEMENT REPORTS

                           12.8.1 Written Program Description. MCO has a written
                  utilization management program description, which includes, at a minimum, procedures to evaluate medical necessity, criteria used, information sources and the process used to review and approve the provision of medical services.

                           12.8.2 Scope. The program has mechanisms to detect
                  underutilization as well as overutilization, including but not limited to generation of provider profiles.

                           12.8.3 Preauthorization and Concurrent Review
                  Requirements. For MCOs with preauthorization or concurrent review program:

                           12.8.4 Qualified medical professionals supervise
                  preauthorization and concurrent review decisions.

                           12.8.5 Efforts are made to obtain all necessary
                  information, including pertinent clinical information, and consult with the treating physician as appropriate.

                           12.9 [deleted]"

SECTION 2.24      MODIFICATION OF SECTION 12.10, QUALITY IMPROVEMENT REPORTS

         Sections 12.10.1 through 12.10.3 are deleted. Sections 12.10.5 and
         12.10.6 are added as follows:

                           "12.10.1 [deleted]

                           12.10.2  [deleted]

                           12.10.3  [deleted]

                           12.10.5 Written Annual Report. HMO must file a
                  written annual report with HHSC describing the HMO's quality assessment and performance improvement projects.

                           12.10.6 Encounter Data. In accordance with 42 C.F.R.
                  438.240(c)(2), HMO must submit the encounter data identified in Section 10.5 of this agreement at least monthly to HHSC, so that HHSC may complete a performance measurement report."

SECTION 2.25      MODIFICATION OF SECTION 13:1, CAPITATION AMOUNTS

         Section 13.1.2 is modified as follows:

         13.1.2 The monthly capitation amounts and the Delivery Supplemental Payment (DSP) amount, effective as of September 1, 2003, are listed below.

            TARRANT SDA                          MONTHLY
             RISK GROUP                    CAPITATION AMOUNTS
             ----------                    ------------------
TANF CHILDREN (> 1 YEAR OF AGE)                  $ 85.32
TANF ADULTS                                      $185.49
PREGNANT WOMEN                                   $259.09
NEWBORNS*  (UP TO 12 MONTHS OF AGE)              $386.22
EXPANSION CHILDREN (> 1 YEAR OF AGE)             $ 86.89
FEDERAL MANDATE CHILDREN                         $ 73.25
DISABLED/BLIND ADMINISTRATION                    $ 14.00

* Includes TANF Child & Expansion Children up to 12 months of Age.

                  Delivery Supplemental Payment A one-time per pregnancy supplemental payment for each delivery shall be paid to HMO as provided below in the following amount: $3,164.40.

SECTION 2.26      MODIFICATION OF SECTION 13.3, PERFORMANCE OBJECTIVES

         Section 13.3.1 is amended as follows, and Sections 13.3.2 -13.3.10 are deleted in their entirety.

                           13.3.1 Performance Objectives. Performance Objectives
                  are contained in Appendix K of this contract. HMO must meet the benchmarks established by HHSC for each objective.

                           13.3.2 [deleted]

                           13.3.3 [deleted]

                           13.3.4 [deleted]

                           13.3.5 [deleted]

                           13.3.6 [deleted]

                           13.3.7 [deleted]

                           13.3.8 [deleted]

                           13.3.9 [deleted]

                           13.3.10 [deleted]

                           13.3.10.1 [deleted]

SECTION 2.27 MODIFICATION OF SECTION 13.5, NEWBORN AND PREGNANT WOMEN PAYMENT PROVISIONS

         Section 13.5.5 is modified to comply with HIPAA requirements, as follows:

                           "13.5.5 The Enrollment Broker will provide a daily
                  enrollment file, which will list all TP40 Members who received State-issued Medicaid I.D. numbers, for each HMO. HHSC will guarantee capitation payments to the HMOs for all TP40 Members who appear on the capitation and capitation adjustment files. The Enrollment Broker will provide a pregnant women exception report to the HMOs, which can be used to reconcile the pregnant women daily enrollment file with the monthly enrollment, capitation and capitation adjustment files."

SECTION 2.28      MODIFICATION OF SECTION 14.1, ELIGIBILITY DETERMINATION

         Section 14.1.2.8 is modified as follows and 14.1.2.9 is deleted.

                           "14.1.2.8 FEDERAL MANDATE CHILDREN (MAO) - Children
                  aged 6-18 whose families' income is below 100% Federal Poverty Income Limit.

                           14.1.2.9 [deleted]"

SECTION 2.29      OF ARTICLE 15, GENERAL PROVISIONS

Article 15 is modified to add new Section 15.14, Global Drafting Conventions, as follows:

                           "15.14 GLOBAL DRAFTING CONVENTIONS.

                           15.14.1 The terns "include," "includes," and
                  "including" are terms of inclusion, and where used in the Agreement, are deemed to be followed by the words "without limitation."

                           15.14.2 Any references to "Sections," "Exhibits," or
                  "Attachments" are deemed to be references to Sections, Exhibits, or Attachments to the Agreement.

                           15.14.3 Any references to agreements, contracts,
                  statutes, or administrative rules or regulations in the Agreement are deemed references to these documents as amended, modified, or supplemented from time to time during the term of the Agreement."

SECTION 2.30      MODIFICATION OF SECTION 16.3, DEFAULT BY HMO

         Section 16.3.4, Failure to Comply with Federal Laws and Regulations, is modified to add Section 16.3.4.7 with the following language:

                           "16.3.4.7 HMO's failure to comply with requirements
                  related to Members with special health care needs in Section
                  6.13 of this Contract, pursuant to 42 CFR. Section 438.208(c).

                           16.3.4.8 HMO's failure to comply with requirement in
                  Sections 7.2.6 and 7.2.8.7 of this Contract, pursuant to 42 C.F.R. 438.102(a)."

SECTION 2.31      MODIFICATION OF SECTION 18.8, CIVIL MONETARY PENALTIES

         Sections 18.8.2 and 18.8.7 are modified as follows:

                           "18.8.2 For a default under 16.3.4.2, for each
                  default HHSC may assess double the excess amount charged in the violation of the federal requirements or $25,000, whichever is greater. HHSC will deduct from the penalty the amount of the overcharge and return it to the affected Member(s)

                           18.8.7 HMO may be subject to civil monetary penalties
                  under the provisions of 42 C.F.R. Part 1003 and 42 C.F.R. Part

                  438, Subpart I in addition to or in place of withholding payments for a default under Section 16.3.4"

SECTION 2.32      MODIFICATION OF ARTICLE 19, TERM

         Section 19.1 is modified as follows:

                           "19.1 The effective date of this contract is August
                  31, 1999. This contract and all amendments thereto will terminate on August 31, 2004, unless extended or terminated earlier as provided for elsewhere in this contract."

SECTION 2.33 MODIFICATION TO APPENDIX A, STANDARDS FOR QUALITY IMPROVEMENT PROGRAMS

                           Appendix A is replaced with the attached Appendix A
and Attachment A-A.

SECTION 2.34      MODIFICATION TO APPENDIX D, CRITICAL ELEMENTS

                           Appendix D is replaced with the attached Appendix D.

SECTION 2.35      MODIFICATION OF APPENDIX E, TRANSPLANT FACILITIES

                           Appendix E is replaced with the attached Appendix E.

SECTION 2.36      ADDITION OF NEW APPENDIX O, STANDARD FOR MEDICAL RECORDS

                           New Appendix O is added to the contract with the
attached Appendix O.

SECTION 2.37      MODIFICATION TO APPENDIX K, PERFORMANCE OBJECTIVES

                           Appendix K is replaced with the attached Appendix K.

                                   ARTICLE 3.

                  REPRESENTATIONS AND AGREEMENT OF THE PARTIES

                  The Parties contract and agree that the terns of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

                  By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

                  IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

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

      AMERIGROUP TEXAS, INC.                        HEALTH & HUMAN SERVICES
                                                         COMMISSION

By:___________________________                 By:_____________________________
   James D. Donovan Jr.                           Albert Hawkins
   President and CFO                              Commissioner

   Date:  _____________________                   Date:  _______________________

                                  AMENDMENT 11
                          TO THE AGREEMENT BETWEEN THE
          HEALTH & HUMAN SERVICES COMMISSION AND AMERIGROUP TEXAS, INC.
                FOR HEALTH SERVICES TO THE MEDICAID STAR PROGRAM
                      IN THE TARRANT SERVICE DELIVERY AREA

                                TABLE OF CONTENTS

ARTICLE 1. PURPOSE................................................................................................    2

   Section 1.01       Authorization...............................................................................    2
   Section 1.02       General effective date of changes...........................................................    2

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES............................................................    2

   Section 2.01       General.....................................................................................    2
   Section 2.02       Modification of Article 2, Definitions......................................................    3
   Section 2.03       Modification to Article 3.2, Non-Provider Subcontracts......................................    4
   Section 2.04       Modification to Section 3.5, Records Requirements and Records Retention.....................    5
   Section 2.05       Modification to Section 4.10, Claims Processing Requirements................................    5
   Section 2.06       Addition to Article 5, Statutory and Regulatory Compliance Requirements.....................    5
   Section 2.07       Section 6.1, Scope of Services..............................................................    6
   Section 2.08       Addition to Section 6.4, Continuity of Care and Out-of-Network Providers....................    7
   Section 2.09       Modification of Section 6.5, Emergency Services.............................................    7
   Section 2.10       Modification of Section 6.13, People with Disabilities, Special Health Care Needs or Chronic
                      or Complex Conditions......................................................................    10
   Section 2.11       Modification of Section 7.1.3, Timeframes for Access Requirements..........................    13
   Section 2.12       Modification of Section 7.2, Provider Contracts............................................    13
   Section 2.13       Modification of Section 7.7, Provider Qualifications - General.............................    14
   Section 2.14       Modification of Section 7.8, Primary Care Providers........................................    17
   Section 2.15       Modification of Section 8.2, Member Handbook...............................................    18
   Section 2.16       Modification of Section 8.5, Member Complaints.............................................    18
   Section 2.17       Deletion of Section 8.6, Member Notice, Appeals and Fair Hearings..........................    27
   Section 2.18       Modification of Section 9.01, Marketing Material Media and Distribution....................    27
   Section 2.19       Modification of Section 10.7, Utilization/Quality Improvement Subsystem....................    27
   Section 2.20       Modification of Section 10.12, Health Insurance Portability and Accountability Act (HIPAA)
                      Compliance.................................................................................    28
   Section 2.21       Modification of Section 17.1, Quality Assessment and Performance Improvement Program.......    28
   Section 2.22       Modification to Article 11, Quality Assurance and Quality Improvement Program..............    28
   Section 2.23       Modification of Article 12, Reporting Requirements.........................................    29

   Section 2.24       Modification of Section 12.10, Quality Improvement Reports.................................    30
   Section 2.25       Modification of Section 13:1, Capitation Amounts...........................................    30
   Section 2.26       Modification of Section 13.3, Performance Objectives.......................................    30
   Section 2.27       Modification of Section 13.5, Newborn and Pregnant Women Payment Provisions................    31
   Section 2.28       Modification of Section 14.1, Eligibility Determination....................................    31
   Section 2.29       Of Article 15, General Provisions..........................................................    32
   Section 2.30       Modification of Section 16.3, Default by HMO...............................................    32
   Section 2.31       Modification of Section 18.8, Civil Monetary Penalties.....................................    32
   Section 2.32       Modification of Article 19, Term...........................................................    33
   Section 2.33       Modification to Appendix A, Standards for Quality Improvement Programs.....................    33
   Section 2.34       Modification to Appendix D, Critical Elements..............................................    33
   Section 2.35       Modification of Appendix E, Transplant Facilities..........................................    33
   Section 2.36       Addition of New Appendix O, Standard for Medical Records...................................    33
   Section 2.37       Modification to Appendix K, Performance Objectives.........................................    33

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES..........................................................    33

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